1933 Act Registration No. 2-95930
                                              1940 Act Registration No. 811-4546

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 26

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 26

                        (Check appropriate box or boxes.)

                          VAM INSTITUTIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
            (Address of Principal Executive Offices)       (Zip Code)

                                 (612) 376-7000
              (Registrant's Telephone Number, including Area Code)

                                  JOHN G. TAFT
        90 SOUTH SEVENTH STREET, SUITE 4400, MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                    Copy to:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
      _X_ immediately upon filing pursuant to paragraph (b) of Rule 485
      ___ on (specify date) pursuant to paragraph (b) of Rule 485
      ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___ on (specify date) pursuant to paragraph (a)(1) of Rule 485
      ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
      ___ on (specify date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The most recent Rule 24f-2 Notice filed by the Registrant was on June 17, 1994, for Series A--Voyageur Money Market Fund for the fiscal year ended April 30, 1994. Voyageur Money Market Fund no longer exists. The Registrant's fiscal year end has been changed to October 31; however no Rule 24f-2 Notices have been filed since June 17, 1994 , because none of the Registrant's currently existing series have commenced operations.



              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A
                         (VAM INSTITUTIONAL FUNDS, INC.)

Item No. of
Form N-1A         Caption in Prospectus
---------         ---------------------

    1             Cover Page

    2             Fees and Expenses

    3             Not Applicable

    4 Investment Objectives and Policies; Risks and Characteristics of Securities and Investment Techniques; Investment Restrictions; General Information

    5             Management; General Information

    6             Distributions to Shareholders and Taxes; General Information

    7             How to Purchase Shares; Exchange Privilege; Management;
                  Determination of Net Asset Value

    8             How to Sell Shares

    9             Not Applicable

                  Caption in Statement of Additional Information
                  ----------------------------------------------

   10             Cover Page

   11             Table of Contents

   12             Additional Information

   13             Investment Policies  and Restrictions

   14             Board Members and Executive Officers of the Funds

   15             Board Members and Executive Officers of the Funds

   16 Board Members and Executive Officers of the Funds; The Investment Adviser, Sub-Adviser, Administrative Services, Expenses and Brokerage

   17 The Investment Adviser, Sub-Adviser, Administrative Services, Expenses and Brokerage

   18             Not Applicable

   19             Net Asset Value and Public Offering Price

   20             Taxes

   21 The Investment Adviser, Sub-Adviser, Administrative Services, Expenses and Brokerage

   22             Calculation of Performance Data

   23             Financial Statements



PROSPECTUS


Dated April 30, 1997


         Segall Bryant & Hamill Growth and Income Fund ("Growth and Income Fund" or the "Fund") is a series of VAM Institutional Funds, Inc. (the "Company"), an open-end diversified management investment company commonly referred to as a mutual fund. The Fund offers its shares in three classes: Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.

         The Fund's investment objective is growth of capital with income as a secondary objective. It invests primarily in a broadly diversified portfolio of common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks). There is no assurance that the Fund's investment objective will be achieved. Voyageur Asset Management LLC ("VAM LLC" or the "Adviser") serves as investment adviser for the Fund. VAM LLC employs Segall Bryant & Hamill (the "Sub-Adviser"), a Chicago-based investment manager and an affiliate of VAM LLC, as the Fund's Sub-Adviser.

         INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

         This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. The Fund has filed a Statement of Additional Information dated April 30, 1997, with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge from the Fund by telephone and at the mailing address below and is incorporated by reference into this Prospectus in accordance with the Commission's rules.

                  Segall Bryant & Hamill Growth and Income Fund
                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402
                          612.376.7000 or 800.553.2143

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS

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PAGE


3        Purchase Information

4        Fund Expenses

5        Financial Highlights

6        Investment Objectives and Policies

11       Risk Factors and Special Considerations

13       How to Purchase Shares

17       How to Sell Shares

20       Management

22       Determination of Net Asset Value

23       Distributions to Shareholders and Taxes

24       Investment Performance

25       General Information

--------------------------------------------------------------------------------



                              PURCHASE INFORMATION

         The Fund offers investors the choice among three classes of shares which have different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

CLASS A SHARES

         An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which carry no initial sales charge and which are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

CLASS B SHARES

         Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 4% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

CLASS C SHARES

         Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares will be paid at an annual rate of 1% of a Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

         The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. VAM LLC will treat orders for Class B shares for $250,000 or more as orders for Class A shares or declined. Sales personnel may receive different compensation depending on which class of shares they sell.

                                  FUND EXPENSES

                                                                              CLASS A     CLASS B     CLASS C
                                                                              -------     -------     -------
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge imposed on purchases (as a percentage
         of offering price)................................................    4.75%        None       None
     Maximum Contingent Deferred Sales Charge (as a percentage of
         original purchase price or redemption proceeds, as applicable)        1.00%(2)     4.00%      1.00%(3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
     Management Fees.......................................................     .75%         .75%       .75%
     Rule 12b-1 Fees.......................................................     .25%        1.00%      1.00%
     Other Expenses (net of expense reimbursements)........................     .75%         .75%       .75%
Total Fund Operating Expenses (net of expense
         reimbursements)(4)................................................    1.75%        2.50%      2.50%

---------------------
1 Class B and Class C shares are sold without a front end sales charge, but their Rule 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front end sales charges.
2 A contingent deferred sales charge of 1% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Purchase Shares--Class A Shares--Front End Sales Charge Alternative."
3 A contingent deferred sales charge of 1% is imposed on redemptions of Class C shares within one year of purchase.
4 Without voluntary expense reimbursement, Other Expenses would be 1.97% for the Class A shares and 1.75% for the Class B and Class C shares. Without voluntary expense reimbursement, Total Fund Operating Expenses would be 2.97% for the Class A shares and 3.50% for the Class B and Class C shares. Such amounts are based on actual expenses incurred during the fiscal period ended April 30, 1996 for the Class A and Class B shares and are estimated for the Class C shares.

EXAMPLE
         At the end of the periods shown, you would have paid the following expenses on a $1,000 investment, assuming 5% annual return:

                                                                Class B                    Class C
                                                       ------------------------    ------------------------
                                                       Redemption                  Redemption
                                                         at End          No          at End          No
                                            Class A     of Period    Redemption     of Period    Redemption
                                            -------    ----------    ----------    ----------    ----------
One year..............................      $   64      $   65        $   25         $   35        $   25
Three years...........................         100         108            78             78            78
Five years............................         138         153           133            133           133
Ten years.............................         244         265           265            284           284
--------------------

         The purpose of the above Fund Expenses table is to assist an investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.
ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The information set forth in the table is based on expense limitations in place for the fiscal year ending April 30, 1998. For such fiscal year, the Adviser intends to reimburse Fund expenses to the extent that they exceed 1.75% of average daily net assets attributable to Class A shares and 2.50% attributable to each of Class B and Class C shares. After April 30, 1998, such expense reimbursements may be discontinued or modified by the Adviser in its sole discretion.

                              FINANCIAL HIGHLIGHTS

The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. This information, except for the six-month period ended October 31, 1996, has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report is available without charge by contacting the Fund at 800-553-2143. In addition to financial statements, the annual report contains further information about performance of the Fund. Per share data is not presented for all classes since not all classes of shares were outstanding during the periods presented below. Effective with the close of business on April 30, 1997, the Fund acquired the assets and assumed all liabilities of Voyageur Growth and Income Fund, a series of Voyageur Mutual Funds, Inc., in a tax-free reorganization by issuing new shares. The Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Fund prior to May 1, 1997, reprsents the history of Voyageur Growth and Income Fund.

                                                                Class A                                     Class B
                                               ---------------------------------------     --------------------------------------
                                                  Six months           Period from            Six months          Period from
                                                    ended           September 7, 1995*          ended          December 28, 1995*
                                               October 31, 1996        to April 30,        October 31, 1996       to April 30,
                                                 (Unaudited)              1996               (Unaudited)              1996
                                               ----------------     ------------------     ----------------    ------------------
Net asset value:
   Beginning of period........................   $   11.24            $    10.00               $   11.21           $   10.64
Operations:
   Net investment income (loss)...............         .02                   .02                     .01                (.01)
   Net realized and unrealized
     gain on investments......................         .13                  1.24                     .10                 .58
                                                 ---------            ----------               ---------           ---------
       Total from operations..................         .15                  1.26                     .11                 .57
                                                 ---------            ----------               ---------           ---------
Distributions to shareholders:
   From net investment income.................         .00                  (.02)                    .00                 .00
                                                 ---------            ----------               ---------           ---------
Net asset value:
   End of period..............................   $   11.39            $    11.24               $   11.32           $   11.21
                                                 =========            ==========               =========           =========
Total investment return (b)...................        1.33%                12.64%                    .98%               5.36%
Net assets at end of period (000's omitted)...   $   4,608            $    3,962               $     177           $      11
Ratios:
   Expenses to average net assets (c).........        2.14% (a)             1.98% (a)               2.86% (a)           2.68% (a)
   Expenses to average net assets (net of
     (expenses paid indirectly)...............        1.75% (a)             1.75% (a)               2.50% (a)           2.45% (a)
   Net investment income (loss)
     to average net assets....................         .50% (a)              .36% (a)              (.22)% (a)          (.37)% (a)
       Assuming no voluntary waivers and
         reimbursements:
           Expenses:...........................       2.97% (a)             2.97% (a)               3.50% (a)           3.50% (a)
           Net investment income (loss)........      (.33)% (a)            (.63)% (a)              (.86)% (a)         (1.19)% (a)
Portfolio turnover rate (excluding
   short-term securities)......................       60.9%                 56.1%                   60.9%               56.1%
Average commission rate (d)....................  $    0.05                  N/A                $    0.05                N/A

--------------------
Per share amounts are presented based upon average fund shares outstanding.
* Commencement of operations

Notes to Financial Highlights
(a) Adjusted to an annual basis.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.
(d) Beginning in the period ended October 31, 1996, the average commission rate paid per share for security transactions is a required disclosure. Prior period average commission rates have not been disclosed.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE

         The Fund's investment objective is growth of capital with income as a secondary objective. The Fund attempts to achieve its objectives by investing primarily in common stocks, convertible securities and other equity type investments. No assurance can be given that the Fund will be able to achieve its investment objectives.

INVESTMENT POLICIES

         Segall Bryant & Hamill, the Fund's Sub-Adviser, will attempt to achieve the Fund's investment objectives by investing primarily (at least 65% of its total assets) in common stocks and other securities convertible into common stocks (including preferred stocks and debentures). The Fund may also invest up to 35% of its total assets in debt securities. The Fund's portfolio includes securities that offer income potential in addition to growth of capital and it is designed to provide more dividend income than a portfolio focused exclusively on growth.

         Growth and Income Fund invests primarily in well-established companies. Although the Fund may invest in a broad range of securities, normally it seeks to limit volatility by investing at least 65% of its total assets in the equity securities of companies having market capitalizations in excess of $1 billion. The securities of such companies are believed by the Sub-Adviser to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to be more established, with a reputation for quality management, and tend to have broader, more highly diversified product lines, broader and deeper resources and easier access to credit.

         The Fund may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated receipts, typically issued by domestic banks or trust companies, that represent the deposit with those entities of securities of a foreign issuer, and Global Depositary Receipts ("GDRs"), which generally are issued by foreign banks and evidence ownership of either foreign or domestic securities. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

INVESTMENT TECHNIQUES AND STRATEGIES

         Except as provided below and in the Statement of Additional Information, the Fund may engage in a number of investment techniques and strategies. The Fund is under no obligation to use any of the techniques or strategies at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is, or will be, available to the Fund.

         DEBT SECURITIES. In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities are limited to those that are at the time of investment within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, are deemed to be of comparable quality by the Adviser. If a change in credit quality after acquisition causes a security to no longer be investment grade, the Fund will dispose of the security, if necessary, to keep its holdings of below investment grade securities to 5% or less of the Fund's net assets. See "Investment Policies and Restrictions--Credit Quality" in the Statement of Additional Information. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), although considered investment grade, have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

         When the Adviser or Sub-Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, the Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

         ILLIQUID SECURITIES. The Fund is authorized to invest up to 15% of its net assets in illiquid securities, which are securities that cannot be disposed within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund may invest in non-publicly traded securities (commonly referred to as "restricted securities"), which are securities that are subject to contractual or legal restrictions on transfer. Restricted securities include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Thus, restricted securities are not necessarily illiquid. Investments in restricted securities will be considered liquid only if the Adviser or Sub-Adviser determines that they are liquid under guidelines established by the Company's Board of Directors.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. As a means of regulating exposure to the equity markets, the Fund may invest to the extent permitted by law in securities issued by other registered investment companies, including those traded on securities exchanges, that invest principally in securities in which the Fund is authorized to invest. Currently under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company.

         REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. Although the amount of assets that may be invested in repurchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other illiquid securities, will not exceed 15% of the Fund's net assets. The Fund will engage in repurchase agreement transactions, which are in the nature of secured loans by the Fund, with certain member banks of the Federal Reserve System and with certain recognized securities dealers. The Fund will only engage in repurchase agreements with banks and dealers determined to present minimal credit risk by the Adviser or the Sub-Adviser under the direction and supervision of the Board of Directors. In addition, the Adviser or the Sub-Adviser will monitor such creditworthiness on an ongoing basis. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement is monitored on an ongoing basis by the Adviser or the Sub-Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, government securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

         TEMPORARY INVESTMENTS. The Fund's reserves may be invested in domestic short-term money market instruments including, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. During temporary defensive periods as determined by the Adviser or the Sub-Adviser, the Fund may hold up to 100% of its total assets in short-term obligations of the types described above.

         HEDGING TRANSACTIONS. The Fund may write covered call options and secured put options and purchase call and put options on securities and security indices. The Fund may also engage in transactions in financial futures contracts and related options for hedging purposes. These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

         Writing (Selling) Call and Put Options. A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.

         Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         Call options may be written on portfolio securities, securities indices, or foreign currencies. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge, in an economically appropriate way, portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. The Fund may not write put options on more than 50% of its total assets. The Fund presently intends to cease writing options if and as long as 25% of its total assets are subject to outstanding options contracts.

         The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write over-the-counter ("OTC") options. OTC options are purchased or written by the Fund in privately negotiated transactions. Such OTC options may include options on indices of securities representing various market segments. Such options are generally considered illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser or the Sub-Adviser believes it would be advantageous to do so.

         Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (i) dependence on the ability of the Adviser or the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions--Investment Techniques and Strategies" and "Distributions to Shareholders and Taxes" in the Statement of Additional Information for further discussion. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

         Purchasing Call and Put Options, Warrants and Stock Rights. In normal market conditions, the Fund may invest up to an aggregate of 5% of its total assets in call and put options on securities and securities indices. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund may invest in call and put options whenever, in the opinion of the Adviser or the Sub-Adviser, as the case may be, a hedging transaction is consistent with its investment objective. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on a recognized foreign or domestic stock exchange.

         Financial Futures and Related Options. The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an off-setting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market.

         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. The Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation, and will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Distributions to Shareholders and Taxes" in the Statement of Additional Information.

         Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser or the Sub-Adviser, as the case may be, could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.

INVESTMENT RESTRICTIONS

         Unless otherwise stated, the investment policies, techniques and strategies discussed above represent "non-fundamental" policies of the Fund and may be changed by action of the Board of Directors. The Fund has also adopted certain fundamental investment restrictions. These fundamental restrictions and the Fund's investment objectives may be changed only with the approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Included among the Fund's fundamental restrictions are the following:

         1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

         2. The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

         Certain other fundamental and non-fundamental investment restrictions adopted by the Fund are described in the Statement of Additional Information.

         The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Except for the Fund's policies regarding borrowing and illiquid securities, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investing in the Fund involves risks and special considerations, such as described below:

GENERAL

         An investment in shares of the Fund should not be considered to be a complete investment program. The value of the Fund's investments, and as a result the net asset value of the Fund's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Fund invests. Because of the risks associated with the Fund's investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

WARRANTS

         Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price representative of their value, the value of the Fund's net assets could be adversely affected.

RULE 144A SECURITIES

         Certain Rule 144A Securities may be considered illiquid and, therefore, subject to the Fund's limitation on the purchase of illiquid securities, unless the Adviser or a Sub-Adviser, as the case may be, subject to the supervision of the Board of Directors, determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. The Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board of Directors will establish standards and procedures for determining the liquidity of a Rule 144A Security and will monitor implementation of the standards and procedures.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         To the extent the Fund invests in other investment companies, shareholders will incur certain duplicate fees and expenses, including investment adviser fees. Exchange traded investment company securities typically trade at prices that differ from the company's net asset value per share and often trade at a discount to net asset value. The Fund will purchase exchange traded investment company securities only in the secondary market and not in an initial offering.

REPURCHASE AGREEMENTS

         In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in the Fund's net asset value.

FOREIGN SECURITIES RISKS

         The Fund may invest up to 10% of its total assets in foreign securities. Foreign securities may include ADRs and GDRs as described above under "Investment Objectives and Policies--Investment Policies." There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

         Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

         There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair its operations as described, although this could change at any time.

         The dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

                             HOW TO PURCHASE SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS

         The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page two of the Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, Dougherty Dawkins LLC, the Fund's principal underwriter (the "Distributor"), from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Distributor pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares sold by a particular broker-dealer or financial institution for a specified period of time) to broker-dealers and financial institutions who meet certain objective standards developed by the Distributor.

GENERAL PURCHASE INFORMATION

         The minimum initial investment is $1,000 and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Distributor, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Distributor, and from certain financial institutions that have selling agreements with the Distributor.

         When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined, plus the applicable sales charge, if any. If an order is placed with the Distributor or other broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares.

         Shares of the Fund may be purchased by opening an account either by mail or by phone. Dividend income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt. Payments made by wire transfer of Federal Funds are considered received when the Federal Funds are received.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Distributor. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

         AUTOMATIC INVESTMENT PLAN. Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Distributor by calling 800-553-2143.

         PURCHASES BY MAIL. To open an account by mail, complete the general authorization form attached to this Prospectus, designate an investment dealer or other financial institution on the form, and mail it along with a check payable to the Fund to:

                                     NW 9369
                                  P.O. BOX 1450
                           MINNEAPOLIS, MN 55485-9369

         PURCHASES BY TELEPHONE. To open an account by telephone, call 612-376-7000 or 800-553-2143 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire as follows:

                  NORWEST BANK MINNESOTA, N.A., ABA #091000019
                      FOR CREDIT OF: GROWTH AND INCOME FUND
                          CHECKING ACCOUNT NO.: 872-458
                     ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange (4:00 p.m. Eastern time), the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the Fund after making the initial telephone purchase.

CLASS A SHARES--FRONT END SALES CHARGE ALTERNATIVE

         The public offering price of Class A shares is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Distributor and other broker-dealers. The current sales charges are:

---------------------------------------------------------------------------------------

AMOUNT OF PURCHASE                     SALES CHARGE        SALES CHARGE        DEALER
                                         AS % OF             AS % OF          DISCOUNT
                                     NET ASSET VALUE      OFFERING PRICE       AS % OF
                                                                              OFFERING
                                                                               PRICE(1)
Less than $50,000                          4.99%               4.75%            4.00%
$50,000 but less than $100,000             4.71                4.50             4.00
$100,000 but less than $250,000            3.90                3.75             3.25
$250,000 but less than $500,000            2.83                2.75             2.50
$500,000 but less than $1,000,000          2.30                2.25             2.00
$1,000,000 or more(2)                      NAV(3)              NAV(3)           1.00(2)
---------------------------------------------------------------------------------------

1 Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.

2 The Distributor intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than sales not subject to a contingent deferred sales charge.

3 Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "How to Sell Shares--Contingent Deferred Sales Charge."

         In connection with the distribution of the Fund's Class A shares, the Distributor is deemed to receive all applicable sales charges. The Distributor, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Distributor or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

         SPECIAL PURCHASE PLANS--REDUCED SALES CHARGES. Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Distributor without notice to existing Fund shareholders.

         RULE 12b-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fee is paid to financial institutions and service providers with respect to average daily net assets of the Fund attributable to shares sold or serviced by such institutions and service providers beginning the 13th month after the date of purchase. For additional information about this fee, see "Management--Plan of Distribution" below.

         CONTINGENT DEFERRED SALES CHARGES. Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Distributor pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years after purchase, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

         WAIVER OF SALES CHARGES. A limited group of institutional and other investors may qualify to purchase Class A shares at net asset value, with no front-end or deferred sales charges. The investors qualifying to purchase such shares are: (1) officers and directors of the Fund; (2) officers, directors and full-time employees of Dougherty Financial Group LLC, officers, directors and full-time employees of subsidiaries of the foregoing company and the Pohlads;
(3) spouses and lineal ancestors and descendants of the officers, directors and employees referenced in clauses (1) and (2), and lineal ancestors and descendants of their spouses; (4) investment executives and other employees of banks and dealers that have selling agreements with the Distributor and parents, spouses and children under the age of 21 of such investment executives and other employees; (5) trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; (6) any state or any political subdivision thereof or any instrumentality, department, authority or agency of any state or political subdivision thereof; (7) partners and full-time employees of the Fund's counsel; (8) managed account clients of VAM LLC, clients of investment advisers affiliated with VAM LLC and other registered investment advisers and their clients; (9) "wrap accounts" for thebenefit of clients of financial planners adhering to certain standards established by VAM LLC; (10) tax-qualified employee benefit plans for employees of Dougherty Financial Group and its affiliates and (11) employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") (which does not include Individual Retirement Accounts) and custodial accounts under Section 403(b)(7) of the Code (also known as tax-sheltered annuities).

         Class A shares will also be issued at net asset value, without a front-end or deferred sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges an FESC, and, in certain circumstances, a CDSC. In order to exercise this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

CLASS B SHARES--CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE

         The public offering price of Class B shares is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 4% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares -- Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made and the dollar amount being redeemed, according to the following table:

CDSC AS A % OF AMOUNT REDEEMED
------------------------------

1st year after purchase                       4

2nd year after purchase                       4

3rd year after purchase                       3

4th year after purchase                       3

5th year after purchase                       2

6th year after purchase                       1

Thereafter                                    0
-------------------------------------------------

         Proceeds from the CDSC are paid to the Distributor and are used to defray expenses of the Distributor related to providing distribution related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Distributor pays broker dealers a fee of 3% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

         RULE 12b-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

         CONVERSION FEATURES. On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege." Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

CLASS C SHARES--LEVEL LOAD ALTERNATIVE

         The public offering price of Class C shares is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

         Proceeds from the CDSC are paid to the Distributor and are used to defray expenses of the Distributor related to providing distribution related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker dealers, and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Distributor pays to broker dealers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual fee of .75% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.

         RULE 12b-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Fund Expenses" and "Management--Plan of Distribution."

RETIREMENT PLANS

         Shares of the Fund may be an appropriate investment medium for retirement plans, including: (a) Keogh (HR-10) plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) Individual Retirement Accounts (IRAs) (for employees and their spouses); and (d) tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations).

         Persons desiring information about such plans, including their availability, should contact the Fund. All retirement plans summarized above involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

                               HOW TO SELL SHARES

         The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         The Fund reserves the right and currently plans to redeem shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

CONTINGENT DEFERRED SALES CHARGES

         The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. The Fund will not impose a charge on increases in net asset value above the initial purchase price. In addition, the Fund will not assess a charge on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC Period.

         In determining whether a CDSC is payable with respect to any redemption, the Fund will calculate such CDSC in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next and so forth.

         The CDSC does not apply to: (1) a redemption of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size and (2) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

         Fund shares are exchangeable for shares of any money market fund available through the Adviser. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Any CDSC due upon a redemption of Fund shares will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

         The Distributor, upon notification, intends to provide, out of its own assets, a pro rata refund of any CDSC paid in connection with a redemption of Class A or Class B shares of the Fund (by crediting such refunded CDSC to such shareholder's account) if, within 90 days of redemption, all or any portion of the redemption proceeds are reinvested in shares of the same class in any series of the Company. Any reinvestment within 90 days of a redemption to which the CDSC was paid will be made without the imposition of a FESC but will be subject to the same CDSC to which such amount was subject prior to the redemption. The amount of the CDSC will be calculated from the original investment date.

EXPEDITED REDEMPTIONS

         The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

         EXPEDITED TELEPHONE REDEMPTION. Shareholders redeeming at least $1,000 and no more than $50,000 of shares (for which certificates have not been issued) may redeem by telephoning the Fund directly at 612-376-7000 or 800-553-2143. The applicable section of the general authorization form must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the general authorization form. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the shareholder's address of record or to the bank account designated on the authorization form and requiring certain means of telephonic identification. The Adviser and Distributor will not be liable for following instructions which are reasonably believed to be genuine.

         EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER DEALERS. Certain broker-dealers who have sales agreements with the Distributor may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

GOOD ORDER

         "Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Adviser may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Adviser to subject the Fund to an unusual degree of risk.

MONTHLY CASH WITHDRAWAL PLAN

         An investor who owns or buys shares valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information and the general authorization form.

REINSTATEMENT PRIVILEGE

         An investor whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege may reinvest the proceeds of such redemption in Fund shares of the same class by exercise of the Reinstatement Privilege. Reinvestment will be at the net asset value of Fund shares next determined after the Distributor receives a check along with a letter requesting reinstatement. The Distributor must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.

         Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the same Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

EXCHANGE PRIVILEGE

         Shares of each class may be exchanged for shares of any money market fund available through the Adviser that is eligible for sale in the shareholder's state of residence. The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Adviser reserves the right to prohibit excessive exchanges (more than four per quarter). The Adviser also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through the Distributor or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the acquired Fund and should read such prospectus carefully. Contact the Fund, the Distributor or any of such other broker-dealers for further information about the exchange privilege.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

         Under the laws of the State of Minnesota, the Board of Directors is responsible for managing the business and affairs of the Company. The names, addresses, principal occupations and other affiliations of the Directors and executive officers of the Company are set forth in the Statement of Additional Information.

INVESTMENT ADVISER

         Voyageur Asset Management LLC ("VAM LLC") has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as the Fund's investment adviser, subject to the authority of the Board of Directors. The Adviser and the Distributor are each indirect wholly-owned subsidiaries of Dougherty Financial Group LLC ("DFG"), which is owned approximately 49.8% by Michael E. Dougherty and 49.8% equally by James A. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads"). Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. As of April 30, 1997, the Adviser served as the adviser or sub-adviser to three series of the Company, administered numerous private accounts and together with its affiliates managed approximately $8 billion in assets. The Adviser's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

         The Fund pays VAM LLC a monthly investment advisory fee equivalent on an annual basis to 0.75% of its average daily net assets.

SUB-ADVISER--PORTFOLIO MANAGEMENT

         Segall Bryant & Hamill ("Segall Bryant") is the Sub-Adviser to Growth and Income Fund. Its business office is located at 10 South Wacker Drive, Suite 2150, Chicago, IL 60606. Segall Bryant is a Minnesota partnership which is 50% owned by Voyageur Advisory Services LLC, an affiliate of the Adviser and 50% owned by SBGP Holdings, Inc., an Illinois corporation. The Sub-Adviser manages the investment and reinvestment of the assets of the Fund, although the Adviser monitors and evaluates the performance and investment style of the Sub-Adviser.

         The Sub-Advisory Agreement between VAM LLC and Segall Bryant provides that Segall Bryant is entitled to a sub-advisory fee of .75% of Growth and Income Fund's average daily net assets. The Sub-Adviser's fee is paid by the Adviser, not the Fund.

         Investment selections for the Fund are made by the Sub-Adviser. Ralph Segall, Managing Director of Segall Bryant & Hamill, is primarily responsible for the day-to-day management of Growth and Income Fund's portfolio and was primarily responsible for the management of the predecessor Fund, Voyageur Growth and Income Fund, from its inception in 1995. Mr. Segall became a founding member of Segall Bryant in October 1994. Prior to October 1994, Mr. Segall had been a senior portfolio manager with Stein Roe & Farnham Incorporated where he had over 18 years experience.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and each Sub-Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser or a Sub-Adviser, as the case may be, are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by the Adviser or a Sub-Adviser, as the case may be, to be equitable to the Fund. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

PLAN OF DISTRIBUTION

         The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with the Distributor. Pursuant to the Plan, the Fund pays the Distributor a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed or be less than expenses actually incurred by the Distributor.

         All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Distributor for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

         That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Distributor for advertising, marketing and distributing the Class B shares and Class C shares. In connection therewith, the Distributor may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Distributor and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Distributor to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

CUSTODIAN; DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNT SERVICES AGENT

         Norwest Bank Minnesota, N.A. ("Norwest") serves as the custodian of the Fund's portfolio securities and cash.

         Norwest has entered into a Sub-Custodian Agreement with Morgan Stanley Trust Company with respect to the Company's foreign portfolio securities and related cash. Rule 17f-5 adopted under the 1940 Act permits the Company to maintain such securities and cash in the custody of certain eligible foreign banks and foreign securities depositories. The Fund's foreign securities are held by such entities who are approved by the Board of Directors in accordance with such rules. Determinations are made pursuant to such rules following consideration of a number of factors including, but not limited to, the reliability and financial stability of the institutions; the ability of the institutions to perform custodial services for the Fund; the reputation of the institutions in national markets; the countries in which the institutions are located and the risks of potential nationalization or expropriation of assets of the Fund.

         VAM LLC acts as the Fund's dividend disbursing, transfer, administrative and account services agent to perform dividend-paying functions, to calculate the Fund's daily share price and to maintain shareholder records. The fees paid for these services are based on each Fund's assets and include reimbursement of out-of-pocket expenses. VAM LLC receives a monthly fee from the Fund equal to the sum of (1) $1.25 per shareholder account per month, (2) a monthly fee ranging from $1,000 to $1,500 based on the average daily net assets of the Fund and (3) a percentage of average daily net assets which ranges from 0.11% to 0.035% based on the average daily net assets of the Fund. See "The Distributor; Advisory, Sub-Advisory and Administrative Services Agreements; Expenses; Distribution Expenses; and Brokerage" in the Statement of Additional Information.

         Certain institutions may act as sub-administrators for the Fund pursuant to contracts with VAM LLC, whereby the institutions will provide shareholder services to their customers. VAM LLC will pay the sub-administrators' fees out of its own assets. The fee paid by VAM LLC to any sub-administrator will be a matter of negotiation between the institution and VAM LLC based on the extent and quality of the services provided.

EXPENSES OF THE FUNDS

         The Fund's expenses include, among others, fees of Directors, expenses of Directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Distributor), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

         The Adviser and the Distributor reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. The Adviser and the Distributor have agreed to reimburse certain expenses with respect to the Fund for the fiscal year ending April 30, 1998, in such a manner as will result in the Fund being charged fees and expenses that approximate those set forth in the section "Fees and Fund Expenses." After April 30, 1998, such voluntary expense reimbursements may be discontinued or modified by the Adviser and the Distributor in their sole discretion.

PORTFOLIO TRANSACTIONS

         The Fund will not effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Adviser unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Distributor, unless it would be to the Fund's advantage. The Adviser may consider sales of shares of the Fund or other VAM Institutional Funds as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m. Minneapolis time (the primary close of trading on the Exchange) on each business day the Exchange is open for trading, except on (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares,
(ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund or (iii) customary national business holidays on which the Exchange is closed for trading (as of the date hereof, New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other securities and assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations without regard to sale or bid prices, when such valuations are believed by the Fund's officers, under the supervision of the Board of Directors, to more accurately reflect the fair market value of such securities. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value, due to changes in interest rates or other factors, of such short term investments is higher or lower than the value the Fund would receive if it sold the security.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS

         The Fund's present policy is to make annual dividend distributions from net investment income, if and when available, and annual distributions of any net realized capital gains. However, provisions of the Internal Revenue Code of 1986, as amended (the "Code") may result in additional capital gains distributions. Net investment income includes dividends and interest accrued less accrued expenses. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares.

         Shareholders receive distributions from investment income and capital gains distributions in additional shares of the Fund and class owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. If cash payment is requested, a check will be mailed within three business days after the payment date.

TAXES

         The Fund intends to qualify as a regulated investment company under Subchapter M of the Code in order to be relieved of payment of federal income taxes to the extent it distributes its taxable income to shareholders.

         Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares. Dividends paid from the net investment income will be taxable to shareholders as ordinary income. Individual shareholders may not exclude from gross income any distributions by the Fund which are attributable to dividends. Such dividend distributions generally are eligible for the 70% dividends-received deduction for corporations to the extent they are paid from dividends paid to the Fund by domestic corporations.

         Dividends paid from the net capital gains of the Fund and designated as capital gain dividends will be taxable to shareholders as long-term capital dividends, regardless of the length of time for which they have held their shares in the Fund.

         Generally, gain or loss on the sale or exchange Fund shares will be capital gain or loss, which will be long-term if the share is held for more than one year. A loss realized on a sale or exchange will be disallowed if the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the disposal of the shares. If a shareholder realizes a loss on the sale or exchange of a share held for six months or less and such shareholder has previously received a capital gain distribution with respect to the share, the loss must be treated as a long-term capital loss to the extent of the amount of such prior capital gain distribution.

         The Fund sends its shareholders an annual statement detailing federal tax information, including information about distributions paid during the preceding year. Distributions by the Fund, including the amount of any redemptions, are reported to Fund shareholders and to the Internal Revenue Service to the extent required by the Code.

         This is a general summary of the federal tax law in effect as of the date of this Prospectus. See the Statement of Additional Information for further details. Before investing in the Fund, you should check the consequences of your local and state tax laws.

                             INVESTMENT PERFORMANCE

         Advertisements and other sales literature for the Fund may refer to average annual total return and cumulative total return and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

         In reports or other communications to shareholders and in advertising material, the Fund may compare its performance with (1) the performance of other mutual funds (or classes thereof) as listed in rankings prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or similar investment services that monitor the performance of mutual funds or as set out in the nationally recognized publications listed below, (2) the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 and the Russell 5000, each of which is an unmanaged index of common stocks or (3) other appropriate indexes of investment securities or with data derived from those indexes. The Fund may also include in communications to shareholders evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL. Performance comparisons should not be considered as representative of the Fund's performance for any future period.

         For Fund performance information and daily net asset value quotations, investors may call (612) 376-700 or (800) 553-2143. For additional information regarding the calculation of average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.

                               GENERAL INFORMATION

         The Fund sends its shareholders six-month unaudited and annual audited financial statements which include a list of investment securities held by the Fund.

         Growth and Income Fund was organized as Series H of VAM Institutional Funds, Inc. (the "Company") in March 1997. Effective with the close of business on April 30, 1997, Growth and Income Fund acquired the assets and assumed all liabilities of Voyageur Growth and Income Fund, a series of Voyageur Mutual Funds III, Inc., in a tax-free exchange by issuing new shares. Growth and Income Fund had no assets or liabilities prior to the acquisition.

         The Company's Amended and Restated Articles of Incorporation limit liability of the Company's Directors to the fullest extent permitted by law. The Articles also permit the Directors, without shareholder approval, to create additional series of shares and to subdivide any series into various classes of shares with such dividend preferences and other rights as the Directors may designate.

         The Fund currently offers its shares in three classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

         Fund shares are freely transferable, are entitled to dividends as declared by the Board of Directors, and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of a series has one vote irrespective of the relative net asset values of the shares. On some issues, such as the election of Directors, all shares of the Company vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.



                   -------------------------------------------
           VAM FINANCIAL INSTITUTIONS INTERMEDIATE DURATION PORTFOLIO
                    VAM FINANCIAL INSTITUTIONS CORE PORTFOLIO
                  --------------------------------------------

         VAM Financial Institutions Intermediate Duration Portfolio ("Intermediate Duration Portfolio") and VAM Financial Institutions Core Portfolio ("Core Portfolio") (together, also referred to as the "Funds") are series of VAM Institutional Funds, Inc. (the "Company"), an open-end mutual fund which offers its shares in separate investment portfolios. Each Fund operates as a diversified mutual fund.

         Marquette Trust Company ("Marquette"), 13100 Wayzata Boulevard, Suite 100, Minneapolis, Minnesota 55480, serves as investment adviser to the Funds. Marquette has retained Voyageur Asset Management LLC ("VAM LLC") to act as sub-adviser to the Funds.

         The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of principal and the average duration of its respective portfolio securities. A detailed description of the types of securities in which each Fund may invest and of investment policies and restrictions applicable to each Fund is set forth in this Prospectus. The Funds' shares are eligible for purchase by national banks and federal credit unions under current applicable federal law. See "Investment Objectives and Policies -- Investments by National Banks and Federal Credit Unions." There is no assurance that either Fund's investment objective will be achieved.

         The Funds are no-load which means that there is no sales charge when you buy or redeem shares.

         INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN EITHER FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL DUE TO FLUCTUATIONS IN THE APPLICABLE FUND'S NET ASSET VALUE.

         This Prospectus sets forth certain information about the Funds that a prospective investor ought to know before investing. A Statement of Additional Information dated April 30, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone and at the mailing address below, and is incorporated in its entirety by reference into this Prospectus in accordance with the Commission's rules.

                          VAM INSTITUTIONAL FUNDS, INC.
                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402
                                 (612) 376-7000
                                 (800) 553-2143

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus dated April 30, 1997




                                TABLE OF CONTENTS

                                                                            PAGE

Fund Expenses............................................................     3

Financial Highlights.....................................................     4

Investment Objectives and Policies.......................................     5

Risks and Characteristics of Securities and Investment Techniques........     6

Investment Restrictions..................................................    10

Purchase of Shares.......................................................    10

Redemption of Shares.....................................................    11

Exchange Privilege.......................................................    12

Management...............................................................    13

Determination of Net Asset Value.........................................    16

Distributions to Shareholders and Taxes..................................    16

Investment Performance...................................................    17

General Information......................................................    18



                                  FUND EXPENSES

         Each Fund is offered to investors on a no-load basis, without any sales commissions or distribution ("12b-1 plan") charges.

SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases.......................................None
     Sales Load Imposed on Reinvested Dividends............................None
     Deferred Sales Load...................................................None
     Redemption Fees.......................................................None
     Exchange Fee..........................................................None

ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average daily net assets)

                                                                    Intermediate               Core
                                                                 Duration Portfolio          Portfolio
                                                                 ------------------          ---------

     Investment Advisory Fees........................                     .20%                      .20%
     Other Expenses..................................                     .15%                      .15%
         Service Fees................................             .05%                      .05%
         Other.......................................             .10%                      .10%
                                                                  ----                      ----
     Total Operating Expenses........................                     .35%                      .35%
                                                                          ----                      ----

EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                                    Intermediate               Core
                                                                 Duration Portfolio          Portfolio
                                                                 ------------------          ---------
     1 Year..........................................                   $4                       $4
     3 Years.........................................                   11                       11
     5 Years.........................................                   20                       20
     10 Years........................................                   44                       44

         The purpose of the above Fund Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The information set forth in the table is based on actual expenses incurred by the Funds during the fiscal period from March 27, 1996 (commencement of operations) to October 31, 1996. The Investment Advisory Fees set forth in the table reflect the actual amounts paid by each Fund during the fiscal period ended October 31, 1996, and may be more or less to the extent that either Fund underperforms its benchmark index. Under the Investment Advisory Agreement with the Company, the Funds' investment adviser is entitled to receive from each Fund a monthly advisory and management fee equivalent on an annual basis to .20% of the average daily net assets of such Fund. In addition, after the first year of operations, the investment advisers is entitled to receive a monthly performance adjustment of up to +/-.15% on an annual basis. See "Management -- Investment Adviser." Each Fund also pays a monthly service fee equal, on an annual basis, to .05% of the Fund's average daily net assets. Such fee is paid to Dougherty Dawkins LLC (the "Distributor") to compensate the Distributor for expenses incurred in connection with the servicing of Fund shareholder accounts. See "Management -- The Underwriter."


                              FINANCIAL HIGHLIGHTS

         The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Funds contained in their annual report. An annual report of the Funds can be obtained without charge by contacting the Funds at 800-553-2143. In addition to financial statements, the annual report contains further information about performance of the Funds. Effective with the close of business on April 30, 1997, the Funds acquired the assets and assumed all liabilities of Voyageur Financial Institutions Intermediate Duration Portfolio and Voyageur Financial Institutions Core Portfolio, series of Voyageur Funds, Inc., in a tax-free reorganization by issuing new shares. The Funds had no assets or liabilities prior to the acquisition. Consequently, the information presented for the Funds prior to May 1, 1997, represents the history of Voyageur Financial Institutions Intermediate Duration Portfolio and Voyageur Financial Institutions Core Portfolio (the "predecessor VFI Funds").

                                                                                VFI
                                                        VFI                 INTERMEDIATE
                                                        CORE                  DURATION
                                                      PORTFOLIO               PORTFOLIO
                                                 -------------------     -------------------
                                                     PERIOD FROM             PERIOD FROM
                                                  MARCH 27, 1996(1)       MARCH 27, 1996(1)
                                                 TO OCTOBER 31, 1996     TO OCTOBER 31, 1996
                                                 -------------------     -------------------
Net asset value:
   Beginning of period                                 $10.00                  $10.00
                                                      -------                 -------
Operations:
   Net investment income                                  .37                     .34
   Net realized and unrealized gain (loss)
     on investments                                       .04                     .02
                                                      -------                 -------
       Total from operations                              .41                     .36
                                                      -------                 -------
Distributions to shareholders:
   From net investment income                            (.37)                   (.34)
                                                      -------                 -------
Net asset value:
   End of period                                       $10.04                  $10.02
                                                      =======                 =======
Total investment return(2)                               4.25%                   3.65%
Net assets at end of
   period (000's omitted)                             $41,035                 $30,712
Ratios:
   Ratio of expenses to
     average daily net assets                             .35%(3)                 .35%(3)
   Ratio of net investment income
     to average daily net assets                         6.31%(3)                5.64%(3)
   Portfolio turnover rate
     (excluding short-term securities)                 304.10%                 487.04%


NOTES TO FINANCIAL HIGHLIGHTS

1   Commencement of operations.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
3   Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL

         The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of principal and the average duration of its respective portfolio securities. The securities in which the Funds invest and the investment techniques discussed in this section are described in greater detail in the Prospectus under "Risks and Characteristics of Securities and Investment Techniques" and in the Statement of Additional Information. Intermediate Duration Portfolio seeks to maintain an average effective portfolio duration ranging from 1.5 to 3.5 years and Core Portfolio seeks to maintain an average effective portfolio duration ranging from 3.5 to
5.5 years.

         Each Fund's investment objective is fundamental, which means that it cannot be changed without the vote of a majority of its respective shareholders as provided in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted. There are risks in any investment program and there is no assurance that a Fund's investment objective will be achieved. The value of each Fund's shares will fluctuate with changes in the market value of its investments.

INVESTMENT POLICIES AND TECHNIQUES

         Each Fund seeks to achieve its objective by investing exclusively in securities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements fully secured by U.S. Government Securities. The U.S. Government Securities in which each Fund may invest include mortgage-related securities, such as pass-through securities, collateralized mortgage obligations, and zero coupon treasury securities. The Funds will not invest, however, in any mortgage-related securities that are considered "high risk" under the supervisory policies of the Office of the Comptroller of the Currency applicable to national banks. Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a forward commitment basis. See "Risks and Characteristics of Securities and Investment Techniques" for a description of these securities and investment techniques and the risks involved in their use.

EFFECTIVE DURATION

         Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

         It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

TEMPORARY INVESTMENTS

         Each Fund may hold all of its assets in cash or in short-term money market instruments, when economic or market conditions are such that the Fund's investment adviser or sub-adviser deems a temporary defensive position to be appropriate. In addition, even when a Fund is fully invested, normally up to 5% of the Fund's total assets will be held in short-term money market securities and cash to pay redemption requests and Fund expenses. Investments in short-term money market securities will be limited to U.S. Government Securities and money market mutual funds that invest exclusively in U.S. Government Securities. See "Investment Policies and Restrictions" in the Statement of Additional Information.

INVESTMENTS BY NATIONAL BANKS AND FEDERAL CREDIT UNIONS

         The Funds' shares are eligible for purchase by national banks and federal credit unions under current applicable federal law. Since the regulation of financial institutions is a rapidly evolving area of law, however, it remains the responsibility of each such institution and its board of directors to insure that shares of the Funds are permissible investments and proper holdings for the institution's investment portfolio.

                     RISKS AND CHARACTERISTICS OF SECURITIES
                            AND INVESTMENT TECHNIQUES

         The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

GENERAL

         The Funds are subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. In general, shorter term bonds are less sensitive to interest rate changes, but longer term bonds generally offer higher yields. The Funds also are subject to prepayment risk to the extent they invest in mortgage-related securities. Certain types of investments and investment techniques that may be used by the Funds are described in greater detail, including the risks of each, in this section.

U.S. GOVERNMENT SECURITIES

         Each Fund invests in U.S. Government Securities. U.S. Government Securities are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE AS WILL THE NET ASSET VALUE OF THE FUNDS. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities in which both national banks and federal credit unions may invest directly without limitation. These include , among others, obligations of Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

         Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. The current issuers or guarantors of mortgage-related securities in which the Funds may invest are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-related securities, as the term is used in this Prospectus, include government guaranteed mortgage pass-through securities, adjustable rate mortgage securities and collateralized mortgage obligations. The Funds will not invest in any mortgage-related securities other than those issued or guaranteed by the U.S. government or its agencies and instrumentalities.

         (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which each Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Policies and Restrictions -- Government Guaranteed Mortgage-Related Securities" in the Statement of Additional Information.

         (b) ADJUSTABLE RATE MORTGAGE SECURITIES. Each Fund may also invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While values of ARMS, like other fixed-income securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other fixed-income securities because the coupon rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional fixed income securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

         (c) COLLATERALIZED MORTGAGE OBLIGATIONS. Each Fund may invest, within the limits discussed below, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates). Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private organizations. The Funds will only invest in CMO's issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

         The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on the tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield of these tranches generally may be more volatile. The Funds will not invest in any tranche of a CMO that would be considered "high risk" under the supervisory policies of the Office of the Comptroller of the Currency applicable to national banks. See "Investment Policies and Restrictions" in the Statement of Additional Information. For example, the Funds will not invest in "interest-only" or "IO" tranches, "principal only" or "PO" tranches, "inverse floaters" or "inverse IOs."

ZERO COUPON SECURITIES

         The Funds may invest in "zero coupon" securities issued or guaranteed by the United States government or its agencies or instrumentalities. The Funds will not invest in any such securities that are "privately issued" (i.e., sold by a bank or brokerage firm which itself separates the principal portions from the coupon portions of the U.S. Treasury bonds and notes and holds such instruments in a custodial or trust account). A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). The Funds will not purchase any zero coupon security with a maturity date that is more than ten years from the settlement date for the purchase of such security.

         Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, these securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. In certain circumstances, a Fund could fail to recoup its initial investment in zero coupon securities. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though such holder receives no interest payments in cash on the security during the year. In addition, as a registered investment company, a Fund will be required to distribute this income to shareholders. See "Distributions to Shareholders and Taxes." These distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and the Fund's current income ultimately may be reduced as a result.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), if a seller were to default on its repurchase obligation, a Fund would suffer a loss to the extent proceeds from the sale of collateral were less than the repurchase price. In the event of a seller's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral to the Fund's benefit. The Funds will not invest in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transactions costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. Reverse repurchase agreements will not be used as a means of borrowing for investment purposes but will be used by a Fund in order to meet redemption requests without immediately selling portfolio securities. No more than one-third of the total assets of each Fund will be subject to reverse repurchase agreements. The Funds will only enter into fully covered reverse repurchase agreements. See "Investment Policies and Restrictions -- Reverse Repurchase Agreements" in the Statement of Additional Information.

BORROWING

         Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any of its portfolio securities. If, for any reason, the current value of a Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, such Fund will, within three days, reduce its indebtedness to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. None of the Funds will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets to secure permitted temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Fund without the approval of a majority of that Fund's shares. The Funds do not consider fully covered reverse repurchase agreements to be borrowings for purposes of the investment policies set forth in this paragraph.

WHEN-ISSUED SECURITIES

         Each Fund may purchase securities on a "when-issued" basis. In a when-issued purchase, a Fund contracts to purchase securities in the period between the announcement of the offering and the issuance of the securities. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued basis exposes a Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. Placing securities rather than cash in the segregated account referred to in the previous paragraph may have a leveraging effect on a Fund's net asset value per share; that is, to the extent that a Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

SHORT SALES AGAINST-THE-BOX

         The Funds may make short sales "against-the-box" for the purpose of deferring realization of gain or loss for federal income tax purposes and for the purpose of hedging against an anticipated decline in the value of the underlying securities. A short sale "against-the-box" is a short sale in which the Fund owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold short.

PORTFOLIO TURNOVER

         Each Fund will use short-term trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may increase short-term capital gains which are taxable as ordinary income when distributed to shareholders. The Funds' portfolio turnover rates are set forth under "Financial Highlights" and the method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Policies and Restrictions -- Portfolio Turnover."

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval. Except for each Fund's policy regarding borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

GENERAL

         Shares of each Fund are purchased at the net asset value per share next calculated after receipt of the purchase order, without a sales charge. The minimum initial investment in the Funds is $500,000, in the aggregate, and the minimum additional aggregate investment is $100,000. Shares of the Funds may be purchased by opening an account either by mail or by phone. Purchases of Fund shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued. Each Fund reserves the right, in its absolute discretion, to reject any order for the purchase of its shares. Shares will be evidenced in book entry form. The Funds do not expect to issue share certificates.

         Interest income begins to accrue as of the opening of the New York Stock Exchange (the "Exchange") on the day that payment is received. The date of payment receipt may differ from the date of receipt of a purchase order. If payment is made by check, payment is considered received on the day the check is received if the check is drawn upon a member bank of the Federal Reserve System within the Ninth Federal Reserve District (Michigan's Upper Peninsula, Minnesota, Montana, North Dakota, South Dakota and northwestern Wisconsin). In the case of other checks, payment is considered received when the check is converted into "Federal Funds," i.e., monies of member banks within the Federal Reserve System that are on deposit at a Federal Reserve Bank, normally within two days after receipt. Payments made by wire transfer of Federal Funds are considered received when the Federal Funds are received.

         An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check, by transmitting Federal Funds by wire or other means approved in advance by the Distributor. Payment of redemption proceeds will be delayed up to 15 days from the purchase date to verify by expeditious means that the purchase payment has been or will be collected.

PURCHASES BY MAIL

         To open an account by mail, complete the general authorization form attached to this Prospectus and mail it along with a check payable to the appropriate Fund, to Dougherty Dawkins LLC, 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

PURCHASES BY TELEPHONE

         To open an account by telephone, call (612) 376-7000 or (800) 553-2143 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which such investor has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

           MARQUETTE BANK, N.A. ABA #091016647
           FOR CREDIT OF MARQUETTE TRUST COMPANY AS CUSTODIAN FOR: (INSERT
              APPLICABLE FUND NAME)
           VAM FUNDS ACCOUNT NO. 2100-206482
           ACCOUNT NUMBER: (ASSIGNED BY TELEPHONE)

         Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the primary close of trading on the Exchange (4:00 p.m. Eastern time), the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the primary close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the general authorization form attached to this Prospectus and mail it to the appropriate Fund after making the initial telephone purchase.

CONTRIBUTION IN KIND

         For investments in excess of $500,000, each Fund may accept, in whole or in part, a payment in kind of securities that are consistent with such Fund's investment objective and policies as payment for Fund shares. The Funds' investment adviser will have sole discretion to determine whether a Fund will accept a payment in kind for its shares. Securities so accepted will be valued in the same manner as the applicable Fund's securities.

                              REDEMPTION OF SHARES

WRITTEN REDEMPTIONS

         Each Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in "good order." "Good order" means that the redemption request must be executed exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature guarantee is required in certain other circumstances. See "Redemptions" in the Statement of Additional Information.

TELEPHONE REDEMPTIONS

         Shareholders may redeem shares of either Fund by telephoning (612) 376-7000 or (800) 553-2143. The applicable section of the authorization form must have been completed and filed with the Fund before the telephone request is received. Shares will be redeemed at their net asset value next determined following a Fund's receipt of the redemption request. The proceeds of the redemption will be paid to the shareholder's address of record by wire transfer to the bank designated on the authorization form.

         The Funds will employ reasonable procedures to confirm that telephone requests are genuine, including requiring that payment be made only to the address of record or the bank account designated on the authorization form and requiring certain means of telephonic identification. If a Fund follows such procedures, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

         Each Fund reserves the right at any time to suspend or terminate telephone redemptions or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the telephone redemption procedure.

REDEMPTION IN KIND

         Redemption proceeds for redemption requests of $500,000 or more may be paid, at the sole option of a Fund, in whole or in part by a distribution in kind of securities or other assets held by such Fund. The determination of which of a Fund's assets will be distributed to meet such redemption requests will be made by the Fund's investment adviser, in consultation with the redeeming shareholder. Securities or other assets so distributed will be valued in the same manner as the applicable Fund's securities. In order to dispose of such securities or other assets, the redeeming shareholder would most likely be required to bear transaction costs, if any.

ADDITIONAL REDEMPTION INFORMATION

         Shareholders who have submitted a request to one of the Funds for redemption of their shares will not earn any income on such shares distributed by the Fund on the redemption date. If shares for which payment has been collected are redeemed, payment must be made within seven days. Each Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for such Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

         Each Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $1,000, as a result of redemptions or exchanges. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by a Fund.

                               EXCHANGE PRIVILEGE

         Shares of either Fund may be exchanged for shares of the other Fund in minimum increments of $100,000, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. The Distributor reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests should be placed directly with the Fund by calling (800) 553-2143.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUNDS

         Under the laws of the State of Minnesota, the Board of Directors of the Company is responsible for managing the business and affairs of the Funds. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Company are set forth in the Statement of Additional Information.

INVESTMENT ADVISER

         Marquette has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as the Funds' investment adviser, subject to the authority of the Board of Directors.

         Marquette Trust Company, headquartered in Minneapolis, Minnesota, is the lead trust company for a $4.3 billion community bank organization under common ownership. The bank group includes over 40 banks in ten states. Marquette provides investment management, custody, and trust administration services for over $650 million of assets in Minnesota, Wisconsin, Iowa, and South Dakota. It has been providing trust services for the past 50 years. Marquette is owned by Marquette Bank Rochester, which is controlled by Carl and Eloise Pohlad.

         Each Fund pays Marquette a monthly investment advisory and management fee equivalent on an annual basis to .20% of its average daily net assets (the "Basic Fee"). The Basic Fee for each Fund is subject to adjustment as described below.

         Adjustments to each Fund's Basic Fee are made by comparison of the respective Fund's investment performance for the applicable period with the investment record of a comparison index, as described below (individually a "Comparison Index" and collectively the "Comparison Indexes"). A Fund's Basic Fee for each month may be increased or decreased by up to .15% (on an annualized basis) of the Fund's average daily net assets depending upon the extent by which the Fund's performance varies from its Comparison Index over the applicable performance period. For purposes of calculation of the performance adjustment, average daily net assets are equal to the Fund's average daily net assets during the month for which the calculation is being made.

         For each Fund, no change is made to the Basic Fee to the extent the Fund's performance falls within .05% of the performance of the Fund's Comparison Index during the applicable performance period. If a Fund's performance exceeds that of its Comparison Index by .06% or more, the Basic Fee will be increased by the product of 20% and the number of basis points by which the Fund's performance has exceeded that of its Comparison Index, up to a maximum increase of .15% (on an annualized basis) for performance which exceeds the Comparison Index by .75% or more. Thus, for Fund performance which exceeds the Comparison Index by .06%, the Basic Fee will be increased by .00012% (20% X .06%). Corresponding decreases will be made to the Basic Fee to the extent the Fund's performance falls below that of its Comparison Index by more than .05%, up to a maximum decrease of .15% for performance which falls .75% or more below that of the Comparison Index.

         The following table sets forth examples of resulting increases or decreases to the Basic Fee on an annualized basis given various performance results:
                                                             Adjustment to Basic
Performance of Fund Relative to Comparison Indexes           Fee (Annualized)
--------------------------------------------------           ------------------

+.75 percentage points or more................................... .+.15%
+.50............................................................. .+.10%
+.25............................................................. .+.05%
+.05............................................................. ....0%
   0............................................................. ....0%
-.05............................................................. ....0%
-.25............................................................. .-.05%
-.50............................................................. .-.10%
-.75 percentage points or more................................... .-.15%

         The Basic Fee, plus or minus the performance adjustments calculated as described herein, is paid monthly. The applicable performance period is a rolling 12-month period consisting of the most recent calendar month plus the immediately preceding 11 months. For months preceding May 1997, the performance of the predecessor VFI Funds will be used in calculating performance adjustments.

         In calculating the investment performance of a Fund as compared with the investment record of its Comparison Index, dividends and other distributions of the Fund and dividends and other distributions made with respect to component securities of the Comparison Index during the performance period are treated as having been reinvested. The investment performance of the Fund is calculated based upon the total return of the Fund for the applicable period, which consists of the total net asset value of the Fund at the end of the applicable period, including reinvestment of dividends and distributions, less the net asset value of the Fund at the commencement of the applicable period divided by the net asset value of the Fund at the commencement of the applicable period. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

         Comparison Indexes for the Funds were chosen taking into account the targeted duration ranges of the Funds and the types of securities in which the Funds will invest.

         The performance of Intermediate Duration Portfolio will be compared to that of the Lehman Brothers Mutual Fund (1-5 year) U.S. Government Index. This index currently has a duration of 2.28 years and consists of all Treasury and U.S. government agency issues maturing in one to five years (currently 775 issues). The performance of Core Portfolio will be compared to that of the Lehman Brothers Mutual Fund Government/Mortgage Index. This index currently has a duration of 4.35 years and consists of all U.S. government, treasury, agency and agency mortgage-backed securities.

SUB-ADVISER

         VAM LLC will act as the Sub-Adviser to each Fund. VAM LLC and the Distributor are each indirect wholly-owned subsidiaries of Dougherty Financial Group LLC ("DFG"), which is owned approximately 49.8% by Michael E. Dougherty and 49.8 % equally by James A. Pohlad, Robert C. Pohlad and William M. Pohlad (the "Pohlads"). Mr. Dougherty co-founded the predecessor of DFG in 1977 and has served as Chairman of the Board and Chief Executive officer of DFG since inception. VAM LLC's principal business address is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. As of April 30, 1997, VAM LLC and its affiliates served as the adviser or sub-adviser to the three series of the Company, administered numerous private accounts and managed approximately $8 billion in assets.

         The Sub-Advisory Agreement between Marquette and VAM LLC provides that VAM LLC is entitled to a fee paid by Marquette, which is accrued daily and paid monthly, equal to an annual rate of 50% of the Basic Fee plus or minus 50% of the performance fee adjustment described above under "Management -- Investment Adviser."

PORTFOLIO MANAGEMENT

         All investment decisions for the Funds are made by a committee, and no individual or individuals are primarily responsible for making recommendations to that committee.

THE DISTRIBUTOR

         The shares of the Funds are distributed through Dougherty Dawkins LLC (the "Distributor") pursuant to a Distribution Agreement between the Distributor and the Company. Pursuant to the Distribution Agreement, the Distributor receives a monthly service fee from each Fund equal, on an annual basis, to .05% of such Fund's average daily net assets. Such fee is intended to compensate the Distributor for expenses incurred in connection with the servicing of Fund shareholder accounts. Such expenses may include the payment of compensation by the Distributor to persons and institutions who respond to inquiries of Fund shareholders regarding their ownership of shares or their accounts with the Funds or who provide other administrative or accounting services not otherwise required to be provided by the Funds' investment adviser or sub-adviser, the Funds' transfer agent or any other agent of the Funds.

CUSTODIAN

         Marquette serves as the custodian of each Fund's portfolio securities and cash. Marquette receives no additional compensation for acting as the Funds' custodian.

DIVIDEND DISBURSING, TRANSFER, ADMINISTRATIVE AND ACCOUNTING SERVICES AGENT

         VAM LLC acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent to perform dividend-paying functions, to calculate each Fund's daily share price, to maintain shareholder records and to perform certain regulatory reporting and compliance related services for the Funds. The fees paid for these services are based on each Fund's assets and include reimbursement of out-of-pocket expenses. VAM LLC receives a monthly fee from each Fund equal on an annual basis to .10% of each Fund's average daily net assets. See "The Investment Adviser, Sub-Adviser and Underwriter" in the Statement of Additional Information.

EXPENSES OF THE FUNDS

         Each Fund's expenses include, among others, fees of Directors, expenses of Directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Distributor), expenses of printing and mailing and shareholder statements, association membership dues, charges of the Fund's custodian (if any), bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws, and expenses of preparing and mailing prospectuses and reports to existing shareholders. Marquette, VAM LLC and the Distributor reserve the right, from time to time, to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Funds' expenses.

PORTFOLIO TRANSACTIONS

         Neither Fund will effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with Marquette or VAM LLC unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of such Fund. It is not anticipated that either Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Distributor, unless such use would be to such Fund's advantage. Marquette and VAM LLC may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of 3:00 p.m., Minneapolis time (the regular close of trading on the Exchange) on each business day the Exchange is open for trading, except on (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund or (iii) customary national business holidays on which the Exchange is closed for trading (as of the date hereof, New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         For each Fund, the net asset value per share is determined by dividing the value of the securities, cash and other assets of the Fund less all liabilities by the total number of shares outstanding. For the purpose of determining the aggregate net assets of a Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.

         The value of most fixed-income securities held by the Funds will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if a Fund's investment adviser or sub-adviser determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures established in good faith by the Company's Board of Directors. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Company's Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with procedures established in good faith by the Company's Board of Directors.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

DISTRIBUTIONS

         The present policy of each Fund is to declare a distribution from the net investment income of the Fund on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of a Fund, less accrued expenses, computed in each case since the most recent determination of net asset value. Net realized long-term capital gains, if any, are distributed at least annually, after utilization of any available capital loss carryovers.

         Shareholders of each Fund receive distributions from investment income and capital gains in additional shares of the Fund at net asset value, without any sales charge, unless they elect otherwise. The Funds will pay distributions not reinvested to the shareholder of record via wire transfer. Each Fund sends monthly statements to its shareholders with details of any reinvested dividends.

FEDERAL INCOME TAXATION

         Each Fund is treated as a separate entity for federal income tax purposes. Each Fund qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") during its most recent taxable year and intends to qualify as a regulated investment company during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders. The following discussion of the federal income tax consequences of investing in the Funds is based upon tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. For additional information, see "Taxes" in the Statement of Additional Information. Certain states exempt mutual fund dividends attributable to interest paid on certain U.S. Government Securities from income taxation when received by banks that are shareholders in the mutual fund. Prospective investors are advised to consult with their tax advisers concerning the application of state and local tax laws to investments in and distributions by the Funds. Shareholders will be notified annually as to the amount, nature and federal income tax status of dividends and distributions.

         If shares of either Fund are sold or otherwise disposed of, the shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sales price of the shares disposed of, if, as is usually the case, the shares are a capital asset in the hands of the shareholder. If the sale or other disposition occurs more than one year after the shares were acquired, the resulting capital gain or loss will be long-term. A special provision of the Code states that, if a Fund's shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of those shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is made pursuant to a plan that provides for the periodic liquidation of an investment in the Fund.

         Distributions by the Funds are generally taxable to shareholders, whether received in cash or in additional shares of the Fund. Distributions from a Fund's net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions from a Fund designated as long-term capital gain distributions will be taxable to the shareholder as long-term capital gains irrespective of how long the shareholder has held the shares. Shareholders not subject to federal income taxation will not be taxed on distributions by the Funds.

                             INVESTMENT PERFORMANCE

         Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return," "cumulative total return," "current distribution rate" and may compare such performance quotations with published indices and comparable quotations of other funds. When a Fund advertises any performance information, it also will advertise its average annual total return as required by the rules of the Securities and Exchange Commission. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in either Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The advertised "yield" of a Fund will be based on a 30-day period in the advertisement. Yield is calculated by dividing the net investment income per share deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.

         The "average annual total return" is the average annual compounded rate of return based upon a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

         "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to a Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales charge is deducted.

         Each Fund, from time to time, may also quote a "current distribution rate" to shareholders. A current distribution rate as of a date is calculated by determining the amount of distributions that would have been paid over the twelve-month period ending on such date to the holder of one hypothetical Fund share purchased at the beginning of such period, and dividing such amount by the current maximum offering price per share (the net asset value per Fund share plus the maximum sales charge).

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., Morningstar and other entities or organizations which track the performance of investment companies. Performance information for each Fund may also be compared to its Comparison Index and to other unmanaged indices. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. For Fund performance information and daily net asset value quotations, investors may call (612) 376-7000 or (800) 553-2143.

         For additional information regarding comparative performance information and the calculation of each Fund's yield, average annual total return, cumulative total return and current distribution rate, see "Performance Comparisons" in the Statement of Additional Information.

                               GENERAL INFORMATION

         Each Fund sends to its shareholders six-month unaudited and annual audited financial statements which include a list of investment securities held by the Fund.

         The Funds were established in 1997, each as a separate series of VAM Institutional Funds, Inc., a Minnesota corporation incorporated in January 1985. Effective with the close of business on April 30, 1997, Intermediate Duration Portfolio and Core Portfolio acquired the assets and assumed all liabilities of Voyageur Financial Institutions Intermediate Duration Portfolio and Voyageur Financial Institutions Core Portfolio, respectively, each a series of Voyageur Funds, Inc., in a tax-free exchange by issuing new shares. The Funds had no assets or liabilities prior to the acquisition.

         The Articles of Incorporation limit the liability of the Directors to the fullest extent permitted by law. The Articles of Incorporation currently permit the Directors to issue an unlimited number of full and fractional shares of four distinct series, each of which evidences an interest in a separate portfolio of investments with its own investment objective, policies and restrictions. The Articles of Incorporation also permit the Directors, without shareholder approval, to create additional series of shares and to subdivide any series into various classes of shares with such dividend preferences and other rights as the Directors may designate.

         Each share of a Fund represents an equal proportionate interest in the assets belonging to the Fund and has identical voting, dividend, liquidation and other rights. Fund shares are freely transferable, are entitled to dividends as declared by the Directors, and, in liquidation of a Fund, are entitled to receive the net assets of such Fund. The Funds do not generally hold annual meetings of shareholders and will do so only when required by law.

         Each share of a series has one vote irrespective of the relative net asset value of the series' shares. On some issues, such as the election of Directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

         The assets received by the Company for the issue or sale of shares of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series or class thereof are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class shall be allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR DOUGHERTY DAWKINS LLC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.



                                     PART B

                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1997

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of the Fund dated April 30, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Fund at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or toll free
(800) 553-2143.

                                TABLE OF CONTENTS
                                                                           Page
Investment Policies and Restrictions....................................     B-2
Directors and Executive Officers of the Company.........................    B-12
The Distributor; Advisory, Sub-Advisory and Administrative
  Services Agreement; Expenses; Distribution Expenses and Brokerage.....    B-14
Distributions to Shareholders and Taxes.................................    B-20
Net Asset Value and Public Offering Price...............................    B-21
Special Purchase Plans..................................................    B-22
Calculation of Performance Data.........................................    B-24
Monthly Cash Withdrawal Plan............................................    B-25
Additional Information..................................................   B-286
Appendix A - - Common Stock, Corporate Bond, Preferred Stock and
  Commercial Paper Ratings..............................................    B-28
Appendix B - - Stock Index Futures Contracts and Related Options........    B-33

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives and policies of Segall Bryant & Hamill Growth and Income Fund ("Growth and Income Fund" or the "Fund") is set forth in the Prospectus relating to the Fund. The Fund is a series of VAM Institutional Funds, Inc. (the "Company"), an open-end investment company which offers its shares in separate series. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

         On April 11, 1997, shareholders of the Voyageur Growth and Income Fund, a series of Voyageur Mutual Funds III, Inc., approved an Agreement and Plan of Reorganization, pursuant to which all the assets of the Voyageur Growth and Income Fund would be acquired by a new fund, the Segall Bryant & Hamill Growth and Income Fund, a newly formed series of VAM Institutional Funds, Inc. In this Statement of Additional Information, certain performance and financial information is provided for the Fund for periods prior to May 1, 1997. Such information relates to the Voyageur Growth and Income Fund (the "predecessor Fund"), the predecessor of the Fund prior to the reorganization.

GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Securities") in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund invests in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment sub-adviser, Segall Bryant & Hamill (the Sub-Adviser"), or the Fund's investment adviser, Voyageur Asset Management LLC ("VAM LLC" or the "Adviser"), determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

REPURCHASE AGREEMENTS

         The Fund may invest in repurchase agreements. When investing in a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Generally, repurchase agreements are of short duration--usually less than a week--but on occasion may be for longer periods. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U. S. Government, the obligation of the seller is not guaranteed by the U. S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, in the case of a repurchase agreement construed by the courts as a collateralized loan or an executory contract, the Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) expenses involved in the enforcement of the Fund's rights.

         The Fund's custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

         The use of repurchase agreements also involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon their disposition. In addition, if the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy.

         Investments in repurchase agreements by the Fund will be only for defensive or temporary purposes. The Fund will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of the Fund's net assets (subject to the Fund's collective 15% limitation regarding illiquid investments). See "Investment Policies and Limitations--Illiquid Investments."

ILLIQUID INVESTMENTS

         The Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgage-backed U.S. Government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser or the Sub-Adviser, as the case may be, to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Adviser or the Sub-Adviser must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

         At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

INVESTMENT TECHNIQUES AND STRATEGIES

         The Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, interest rate futures contracts, and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         The Fund will engage in such transactions only to hedge existing positions and not for the purposes of speculation or leverage. The Fund will not engage in such options or futures transactions unless it receives any necessary regulatory approvals permitting it to engage in such transactions.

         Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio. In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by the Fund will not exceed 25% of the Fund's total assets. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         The Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter. As the holder of a put option, the Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.

         The Fund receives a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Fund receives a premium when it writes put options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

         In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

         Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser or the Sub-Adviser, as the case may be, and verified in appropriate cases.

         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

         The Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. The Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

         The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

         Securities Index Options. In seeking to hedge all or a portion of its investment, the Fund may purchase and write put and call options on securities indexes listed on securities exchanges, which indexes include securities held in the Fund's portfolio.

         A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

         When the Fund writes an option on a securities index, it will establish a segregated account with its custodian, or a designated sub-custodian, in which the Fund will deposit cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

         Risks Relating to Purchase and Sale of Options on Stock Indexes. Purchase and sale of options on stock indexes by the Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes will be subject to the ability of the Adviser or the Sub-Adviser, as the case may be, to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Fund's adviser is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.

         Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it will be the Fund's policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

         Short Sales Against the Box. The Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P 500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

         The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, the Fund will be required to deposit in a segregated account with its custodian, or designated sub-custodian, an amount of cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

         The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         The Fund intends to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that the Fund use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation, but will engage in such transactions only for bona fide hedging purposes.

         Risks of Transactions in Futures Contracts and Options on Futures Contracts.

         HOLDING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

         Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that the Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser and the Sub-Adviser believe that over time the value of the Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements they believe will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts by the Fund is subject to the ability of the Adviser or the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates or the market. If the Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio or an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and stock prices increase or interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         LIQUIDITY OF FUTURES CONTRACTS. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

         Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

         In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         RISKS AND SPECIAL CONSIDERATIONS OF OPTIONS ON FUTURES CONTRACTS. The use of options on interest rate and stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The effective use of options strategies is dependent, among other things, on the Fund's ability to terminate options positions at a time when the Adviser or the Sub-Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser, or the Sub-Adviser, as the case may be, believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges.

         The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates or market trends by the Adviser or the Sub-Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser or Sub-Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

         Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund's ability to make such investments, therefore, may result in an increase in the Fund's portfolio activity and thereby may result in the payment of additional transaction costs.

         The Internal Revenue Code of 1986, as amended (the "Code"), forbids the Fund from earning more than 30% of its gross income from the sale or other disposition of certain investments, including futures contracts and options thereon, which are owned for less than three months. The likelihood of violating this 30% test is increased by the amount of investing the Fund does in futures contracts and related options. Additionally, the Code requires the Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts and related options for diversification purposes is not clear, and the extent to which the Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts and options held by the Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions to Shareholders and Taxes." For more information on stock index futures contracts and related options, see Appendix B.

FOREIGN SECURITIES

         Additional costs may be incurred which are related to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.

         United States Government policies have at times in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest. See "Risk Factors and Special Considerations" in the Prospectus.

CREDIT QUALITY

         Any bond in which the Fund invests will be rated investment grade. As has been the industry practice, this determination of credit quality is made at the time the Fund acquires the bond. However, because it is possible that subsequent downgrades could occur, if a bond held by the Fund is later downgraded, the Adviser or the Sub-Adviser, as the case may be, under the supervision of the Board of Directors, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the bond. Among the criteria that may be considered by the Adviser or the Sub-Adviser, as the case may be, and the Board are the probability that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the bond has already been reflected in the Fund's net asset value, and the total percentage, if any, of bonds currently rated below investment grade held by the Fund. In no event, however, will the Fund invest more than 5% of its net assets in bonds rated lower than investment grade.

         Non-investment grade securities have moderate to poor protection of principal and interest payments and have speculative characteristics. They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.

Investment Restrictions

         The Fund has adopted certain investment restrictions. Certain of these restrictions are fundamental policies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         The following investment restrictions have been adopted by the Fund as fundamental policies:

                  1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

                  2. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

                  3. The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

                  4. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

                  5. The Fund will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

                  6. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

                  7. The Fund will not issue senior securities, as defined in the 1940 Act, other than as set forth in restriction #1 above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

         The Fund has adopted the following operating (i.e. non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval:

                  1. The Fund will not purchase any investment company security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own more than 3% of the total outstanding voting securities of any investment company, (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one investment company or
         (c) more than 10% or the Fund's total assets would be invested in securities issued by investment companies.

                  2. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

                  3. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange.

                  4. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

                  5. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         For purposes of the Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

DIVERSIFICATION

         The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's investment adviser or sub-adviser, as the case may be. Frequent portfolio trades may result in higher transaction and other costs for the Fund.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The Directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for at least five years.

                                                            Principal Occupation(s) During
Name, Address, and Age                 Position             Past Five Years and Other Affiliations
----------------------                 --------             --------------------------------------
Clarence G. Frame, 78                  Director             Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank                                         currently serves on the board of directors of Tosco
Building, W-875                                             Corporation (an oil refining and marketing
332 Minnesota Street                                        company), Milwaukee Land Company, and
St. Paul, Minnesota  55101                                  Independence One Mutual Funds.

Richard F. McNamara, 63                Director             Chief Executive Officer of Activar, Inc., a
7808 Creekridge Circle #200                                 Minneapolis-based holding company consisting of
Minneapolis, Minnesota 55439                                seventeen companies in industrial plastics, sheet
                                                            metal, automotive aftermarket, construction
                                                            supply, electronics and financial services, since
                                                            1966.  Mr. McNamara currently serves on the
                                                            board of directors of Rimage (electronics
                                                            manufacturing) and Interbank.

Thomas F. Madison, 60                  Director             President and CEO of MLM Partners, Inc. since
200 South Fifth Street                                      January 1993; Chairman of the Board,
Suite 2100                                                  Communications Holdings, Inc., since 1996;
Minneapolis, Minnesota 55402                                previously, Vice Chairman--Office of the CEO,
                                                            The Minnesota Mutual Life Insurance Company
                                                            from February to September 1994; President of
                                                            U.S. WEST Communications--Markets from 1988
                                                            to 1993.  Mr. Madison currently serves on the
                                                            board of directors of Valmont Industries, Inc.
                                                            (irrigation systems and steel manufacturing),
                                                            Eltrax Systems, Inc. (data communications
                                                            integration), Minnesgasco, Span Link
                                                            Communications (software) and ACI Telecentrics
                                                            (outbound telemarketing and telecommunications).


James W. Nelson, 54                    Director             Chairman and Chief Executive Officer of
81 South Ninth Street                                       Eberhardt Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                  Director             Special Assistant to the President of the
University of Minnesota                                     University of Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                       President            President and Director (since 1993) of the
90 South Seventh Street                                     Adviser; Director (since 1993) and Executive Vice
Suite 4400                                                  President (since 1995) of the Distributor; President
Minneapolis, Minnesota 55402                                of the Distributor from 1991 to 1995; Management
                                                            committee member of the Adviser from 1991 to
                                                            1993.

Jane M. Wyatt, 42                      Executive            Chief Investment Officer (since 1993) and
90 South Seventh Street                Vice                 Portfolio Manager of the Adviser; Director of the
Suite 4400                             President            Adviser and the Distributor since 1993; Executive
Minneapolis, Minnesota 55402                                Vice President and Portfolio Manager of the Adviser
                                                            from 1992 to 1993; Vice President and Portfolio
                                                            Manager from 1989 to 1992.

James C. King, 56                      Vice                 Senior Equity Portfolio Manager of the Adviser
90 South Seventh Street                President            since 1993; previously, Director of the Adviser
Suite 4400                                                  and the Distributor from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 40                 Vice                 Senior Tax Exempt Portfolio Manager of the
90 South Seventh Street                President            Adviser since 1995; previously, portfolio manager
Suite 4400                                                  for ABT Mutual Funds from 1989 to 1995.
Minneapolis, Minnesota 55402

Kenneth R. Larsen, 33                  Treasurer            Treasurer of the Adviser and the Distributor;
90 South Seventh Street                                     previously, Director, Secretary and Treasurer of
Suite 4400                                                  the Adviser and the Distributor from 1993 to
Minneapolis, Minnesota 55402                                1995.

Thomas J. Abood, 33                    Secretary            Senior Vice President and General Counsel of
90 South Seventh Street                                     Dougherty Financial Group, Inc. (since 1995) the
Suite 4400                                                  indirect parent of the Adviser; Senior Vice
Minneapolis, Minnesota 55402                                President (since 1995) of the Adviser, the
                                                            Distributor and Voyageur Companies, Inc.;
                                                            previously, Vice President of the Adviser and
                                                            Voyageur Companies, Inc. from 1994 to 1995;
                                                            associated with the law firm of Skadden, Arps,
                                                            Slate, Meagher & Flom, Chicago, Illinois from
                                                            1988 to 1994.

-------------------------------
* Denotes Directors who are interested persons (as that term is defined by the 1940 Act) of the Adviser and the Fund.

         The Company does not compensate its officers. Each director (who is not an employee of the Adviser or any of its affiliates) receives a total annual fee of $26,000 for serving as a director of the Company, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series in the Company based on the relative average net asset value of each series. In addition, each director who is not an employee of Adviser or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings.

         For the fiscal year ended April 30, 1996, the Fund was not in existence, and therefore, did not pay any compensation to directors. Each director received $25,500 in compensation from the Company and from all other registered investment companies for which the Adviser acted as investment advisor or sub-advisor during the calendar year ended December 31, 1996 (the "Fund Complex"). For the year ended December 31, 1996, the Fund Complex consisted of 10 open-end investment companies comprising 33 series or funds and 6 closed-end investment companies.

       THE DISTRIBUTOR; ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES
            AGREEMENT; EXPENSES; DISTRIBUTION EXPENSES AND BROKERAGE

DISTRIBUTOR

         Dougherty Dawkins LLC (the "Distributor") is the principal distributor of the Fund's shares. Gerald A. Kraut is the President and a director and Mr. Abood is secretary.

INVESTMENT ADVISORY AGREEMENT

         Pursuant to the Advisory Agreement, the Fund has engaged VAM LLC to act as investment adviser. As compensation for the Adviser's services, the Fund is obligated to pay a monthly investment advisory fee equivalent on an annual basis to 0.75% of its average daily net assets. The percentage fee is based on the average daily value of the Fund's net assets at the close of each business day. For purposes of calculating average daily net assets, as such term is used in the Advisory Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Advisory Agreement requires the Adviser to furnish, at its own expense, office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser has agreed to arrange for officers and employees of the Adviser to serve without compensation from the Fund as Directors, officers or employees of the Fund if duly elected to such positions by the shareholders or Directors of the Fund.

         The Advisory Agreement continues from year to year only if approved annually (a) by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of Directors of the Company who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors of the Company called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Advisory Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the Directors who are not interested persons of the Adviser or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders and that all proposed assignments of such agreement are subject to approval by the Company's Board of Directors (unless the Act otherwise requires shareholder approval thereof).

SUB-ADVISORY AGREEMENTS

         Segall Bryant & Hamill ("Segall Bryant") is the Sub-Adviser to the Growth and Income Fund. Its business office is located at 10 South Wacker Drive, Suite 2150, Chicago, IL 60606. Segall Bryant is a Minnesota partnership which is 50% owned by Voyageur Advisory Services LLC, an affiliate of VAM LLC. The Sub-Adviser manages the investment and reinvestment of the assets of the Fund, although the Adviser monitors and evaluates the performance and investment style of the Sub-Adviser.

         The Sub-Advisory Agreement provides that Segall Bryant is entitled to a sub-advisory fee of .75% of Growth and Income Fund's average daily net assets. The Sub-Adviser's fee is paid by the Adviser, not the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser determines investment selections for the Fund and is responsible for the placement of brokerage transactions in connection therewith. Under the Sub-Advisory Agreement, the Sub-Adviser is required, among other things, to report to the Adviser or the Board of Directors regularly at such times and in such detail as the Adviser or the Board of Directors may from time to time request in order to permit the Adviser and the Board of Directors to determine the adherence of the Fund to its investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires the Sub-Adviser to provide all office space, personnel and facilities necessary and incident to their performance of services under the Sub-Advisory Agreement.

ADMINISTRATIVE SERVICES AGREEMENT

         VAM LLC also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Services Agreement") between VAM LLC and the Company. Pursuant to the Administrative Services Agreement, the Adviser provides all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively,
(iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash, (iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request,
(vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and the Adviser may from time to time agree upon.

         As compensation for these services, the Fund pays the Adviser a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. This fee is equal to the sum of (i) $1.25 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million and (iii) 0.11% per annum of the first $20 million of the Fund's average daily net assets, 0.06% per annum of the next $80 million of the Fund's average daily net assets, and 0.035% per annum of average daily net assets in excess of $100 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, the Fund's net assets equal its total assets minus its total liabilities. The Fund also reimburses the Adviser for its out-of-pocket expenses in connection with the Adviser's provision of services under the Fund's Administrative Services Agreements.

         The Fund's Administrative Services Agreement is renewable from year to year if the Directors (including a majority of the disinterested Directors) approve the continuance of the Agreement. The Company or VAM LLC can terminate the Administrative Services Agreement on 60 days' notice to the other party. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors (including a majority of the Directors who are not interested persons of VAM LLC or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders, and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUNDS

         The Adviser reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of the Fund's expenses. The Adviser intends to reimburse expenses to the extent set forth in the Prospectus and reserves the right to discontinue expense reimbursements.

         All costs and expenses (other than those expressly assumed by the Adviser or the Distributor) incurred in the operation of the Fund are borne by the Fund. These expenses include, among others, fees of the Directors who are not employees of the Adviser or any of its affiliates, expenses of Directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not borne by the Distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

         For the fiscal period from September 7, 1995 (commencement of operations) through April 30, 1996, the Fund paid advisory fees of $14,256 and administrative service fees of $16,750. During the same time period, the Adviser and Distributor absorbed or waived fees in the amount of $25,000. The Adviser paid $14,256 in sub-advisory fees to Segall Bryant under the Sub-Advisory Agreement for the fiscal period ended April 30, 1996.

PLAN OF DISTRIBUTION AND DISTRIBUTION AGREEMENT

         The Company has adopted a Plan of Distribution on behalf of the Fund relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1(b) provides that any payments made by the Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

         Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if selection and nomination of the Company's disinterested Directors are committed to the discretion of such disinterested Directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the Directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

         The Company has entered into a Distribution Agreement (on behalf of the Fund) with the Distributor, pursuant to which the Distributor acts as the principal Distributor of each Fund's shares. The Distribution Agreement and Plan provide that the Distributor agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Funds (such costs are referred to as "Shareholder Servicing Expenses") and that the Distributor shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders of the Fund, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or transfer agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Distributor and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

         Pursuant to the provisions of the Distribution Agreement, the Distributor is entitled to receive a total fee each quarter at an annual rate of
 .25% of the average daily net assets attributable to the Fund's Class A shares, 1.00% of the average daily net assets attributable to the Fund's Class B shares and 1.00% of the average daily net assets attributable to the Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to
 .25% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to the Fund's Class B shares or Class C shares is designated a distribution fee. Amounts payable to the Distributor under the Distribution Agreement may exceed or be less than the Distributor's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Distributor under the Plan, the Distributor shall not be entitled to reimbursement by the Funds. In addition to being paid shareholder servicing and distribution fees, the Distributor also receives for its services the sales charge on sales of Fund shares set forth in the Prospectus.

         The Distribution Agreement is renewable from year to year if the Company's Directors approve such Plan and Distribution Agreement. The Company or the Distributor can terminate the Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Distribution Agreement, the Distributor agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Distributor only from persons affiliated with the Fund but not the Distributor.

         For the fiscal period from September 7, 1995 (commencement of operations) to April 30, 1996, the Class A shares of the Fund paid Rule 12b-1 fees in the amount of $4,743. For the fiscal period from December 28, 1995 (commencement of operations) to April 30, 1996, the Class B shares of the Fund paid Rule 12b-1 fees in the amount of $36. There were no Class C outstanding during this time.

         For the fiscal period from September 7, 1995 (commencement of operations) to April 30, 1996, the Fund paid total underwriting commissions in the amount of $1,481, none of which was retained by the Distributor.

PORTFOLIO TRANSACTION AND ALLOCATION OF BROKERAGE

         Pursuant to conditions set forth in the rules of the Securities and Exchange Commission, each Fund may effect brokerage transactions in its portfolio securities with a broker or dealer affiliated directly or indirectly with the Adviser or Sub-Adviser, as the case may be. In determining the commissions to be paid to an affiliated broker-dealer acting as an agent on behalf of the Fund, it is the policy of the Fund that such commissions will, in the judgment of the Adviser or Sub-Adviser, subject to review by the Board of Directors, be both (i) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (ii) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Decisions with respect to placement of the Fund's portfolio transactions are made by the Adviser or Sub-Adviser, as the case may be. In selecting brokers to execute portfolio transactions, the Adviser and the Sub-Adviser each seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Sub-Adviser or the Adviser; provided, however, that the provision of research and brokerage services may not be considered in selecting dealers to execute futures contracts and related options. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser and the Sub-Adviser to supplement their own investment research activities by obtaining the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. Research may also include computer software and hardware which conveys or analyzes the foregoing. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser and Sub-Adviser receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser and Sub-Adviser may, from time to time, maintain an informal list of broker-dealers which may be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide research services. Because the list is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser and Sub-Adviser will authorize the Fund to pay to a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or their overall responsibilities with respect to the accounts as to which the Adviser or Sub-Adviser exercise investment discretion.

         It is expected the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, or securities convertible into foreign equity securities. ADRs and GDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in over-the-counter markets.

         The Adviser believes that most research services obtained by the Adviser or the Sub-Adviser will generally benefit one or more of the investment companies which they manage and will also benefit accounts which they manage. Normally research services obtained through commissions paid by the managed funds and accounts investing in debt securities would primarily benefit such funds and accounts; similarly, services obtained from transactions in common stocks would be of greater benefit to the managed funds and accounts investing in common stocks.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth above and such other policies as the Fund's directors may determine, the Adviser or the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Directors who are not interested persons of the Company.

         When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser or Sub-Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.

         The Fund paid total brokerage commissions for the fiscal period from September 7, 1995 (commencement of operations) to April 30, 1996 in the amount of $7,303.

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

         It is the Fund's policy to distribute annually all net investment income. The Fund distributes annually all net realized capital gains, if any, after offsetting any capital loss carryovers. Distributions are payable in full and fractional shares of the Fund based upon the next determined net asset value on the payment date for each distribution. A shareholder may, however, elect by written application received by the Distributor or such shareholder's financial institution on or prior to the record date to receive net investment income distributions or both net investment income and net capital gains distributions in cash.

         Under the Internal Revenue Code of 1986, as amended (the "Code") the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. The 4% excise tax does not apply to amounts with respect to which each Fund has paid a corporate-level income tax.

         For individuals, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is generally subject to a maximum effective rate in excess of 39.6% (resulting from a combination of a nominal 39.6% rate, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $114,700 and for married couples filing joint returns with adjusted gross income in excess of $172,500, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $114,700). For corporations, both ordinary income and capital gains are currently subject to a maximum rate of 35%.

         Ordinarily, distributions and redemption proceeds earned by the Fund shareholder are not subject to withholding of federal income tax. However, 31% of Fund distributions and redemption proceeds may be withheld upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of the Fund shareholder to supply the Fund or its agent with such shareholder's taxpayer identification number. Withholding may also occur if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

         If a taxpayer exchanges shares in the Fund for shares in another fund managed by the Adviser pursuant to the exchange privilege (see "Exchange Privilege" in the Prospectus), the exchange is a taxable event that may give rise to capital gain or loss. Furthermore, if a shareholder uses the exchange privilege within 90 days of investing shares in the Fund, the shareholder may not take the sales charge paid on purchase of the Fund shares into account in determining gain or loss on the exchange (to the extent that the sales charge on the latter purchase was reduced). Similarly, if a taxpayer redeems shares in the Fund within 90 days of purchasing them and then repurchases shares in the Fund pursuant to the reinstatement privilege (see "Reinstatement Privilege" in the Prospectus), the shareholder may not take the sales charge paid on the initial purchase of Fund shares into account in determining gain or loss on the sale of the first acquired shares. However, in both cases the amount of the disallowed sales charge may be taken into account in determining gain or loss on the eventual disposition of the later acquired shares.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To qualify as a regulated investment company the Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

         The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of stock, securities, options, futures, and certain foreign currencies held less than three months. This restriction may limit the extent to which the Fund may purchase futures contracts and options. To the extent the Fund engages in short-term trading and enters into futures and options transactions, the likelihood of violating this 30% requirement is increased.

         The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

         Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of the Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

         Code Section 988 may apply for forward currency contracts. Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

         Pursuant to the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. The Fund will report annually to its shareholders the amount of any withholding.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the net asset value of Fund shares is summarized in the Prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 4.99% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares. The portfolio securities in which the Fund invests fluctuate in value, and, therefore, the net asset value per share of the Fund also fluctuates.

         As of April 30, 1996, the net asset value per share of the Fund was calculated as follows. There were no Class C shares outstanding on such date. Such information relates to the predecessor Fund, Voyageur Growth and Income Fund.

         Class A

         Net Assets ($3,962,412)          =   Net Asset Value Per Share ($11.24)
         ----------------------------
         Shares Outstanding (352,525)

         Class B

         Net Assets ($11,144)             =   Net Asset Value Per Share ($11.21)
         ----------------------------
         Shares Outstanding (994)

                             SPECIAL PURCHASE PLANS

         Automatic Investment Plan. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

         Combined Purchase Privilege. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Fund's Prospectus by combining purchases of any class of shares of any one or more of the Voyageur funds which bears a FESC (and, in certain circumstances purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000:

                  (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;
                  (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;
                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;
                  (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;
                  (v) employee benefit plans of a single employer or of affiliated employers;
                  (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

         Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

                  (i) the amount of the current purchase; and
                  (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur funds which has a FESC owned by the investor; and
                  (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

         For example, if an investor owned shares worth $25,000 at the then current net asset value and purchased an additional $40,000 of shares, the sales charge for the $40,000 purchase would be at the rate applicable to a single $65,000 purchase.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

         Letter of Intention. Investors may also obtain the reduced front end sales charges for Class A shares shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest at least $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

         If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $30,000 in shares which are still held by such persons, it will only be necessary to invest a total of $20,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges, on the $20,000 purchase, applicable to investments of $50,000.

         The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

         Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

         Shares of other open-end investment companies bearing a FESC will be included with Voyageur fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).

OTHER INFORMATION

         Conversion of Class B Shares. In addition to information regarding conversion set forth in the prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Funds' dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion will not be available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

         Signature Guaranty. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless proceeds are being wired to a preauthorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the preauthorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

         Valuation of Portfolio Securities. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

         Bank Purchases. Banks, acting as agents for their customers and not for the Fund or the Distributor, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of Fund shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Fund. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                         CALCULATION OF PERFORMANCE DATA

         All performance information is that of the predecessor Fund, Voyageur Growth and Income Fund.

           Average Annual Total Return. Advertisements and other sales literature for the Fund may refer to "average annual total return." Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P (1 + T) n = ERV

               Where:   P     =   a hypothetical initial payment of $1,000;
                        T     =   average annual total return;
                        n     =   number of years; and
                        ERV   =   ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. The average annual total returns for periods ending April 30, 1996 were:

                                                                                        Absent Voluntary
                                                                                         Fee Waivers and
                                                      Actual                          Expense Reimbursement
                                          -----------------------------          -----------------------------
                                       1          5       10     Since         1        5         10    Since
                                      Year      Years   Years    Inception    Year     Year      Year   Inception
                                      ----      -----   -----    ---------    ----     ----      ----   ---------

   Class A (Inception 9/7/95)         N/A        N/A     N/A       7.29%       N/A      N/A       N/A     6.62%
   Class B (Inception 12/28/95)       N/A        N/A     N/A       1.36%       N/A      N/A       N/A     0.98%


         Cumulative Total Return. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR = 100 (ERV-P)/P

               Where:   CTR  =  Cumulative total return
                        ERV  =  ending redeemable value at the end of the period
                                of a hypothetical $1,000 payment made at the
                                beginning of such period; and
                        P    =  initial payment of $1,000.

         The cumulative total returns from inception through April 30, 1996 were:

                                                       Absent Voluntary Fee
                                                        Waivers and Expense
                                    Actual                Reimbursements
                                    ------                --------------

Class A (Inception 9/7/95)          7.29%                      6.62%
Class B (Inception 12/28/95)        1.36%                      0.98%

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

                          MONTHLY CASH WITHDRAWAL PLAN

         Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of the Fund normally will be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering the Withdrawal Plan is borne by the Fund as an expense of all shareholders. The Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                             ADDITIONAL INFORMATION

         Information regarding certain record and beneficial ownership as of March 31, 1997, which equals of exceeds 5% of the predecessor Fund is available without charge by calling 800-553-2143.

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

         Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets and portfolio securities.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as Counsel for the Company.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the Company's independent auditors.

FINANCIAL STATEMENTS

         The audited financial statements of the Fund for the year ended April 30, 1996 and the unaudited financial statements for the period ended October 31, 1996, are incorporated herein by reference from the annual report and the semi-annual report of the Fund as filed with the Securities and Exchange Commission. Please call 800-277-3862 to obtain a copy of the most recent annual report and semi-annual report at no charge.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of the Company owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota corporations are authorized to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the director derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of it's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

         The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Company. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans.


                                   APPENDIX A

                COMMON STOCK, CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Standard & Poor's Ratings Services. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

         Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

         The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

         Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+    Highest             B+   Average             C   Lowest
A     High                B    Below Average       D   In Reorganization
A-    Above Average       B-   Lower

         NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

         The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

         A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

COMMERCIAL PAPER RATINGS

         Standard & Poor's Ratings Services. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

         Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.

         Prime-2 Strong capacity for repayment of short-term promissory obligations.

         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

         Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

         INVESTMENT GRADE:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         SPECULATIVE GRADE:

         Debt rated "BB," "B," "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

         Standard & Poor's Ratings Services. Its ratings for preferred stock have the following definitions:

         An issue rated "AAA" has the highest rating that may be assigned by Standard& Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         A preferred stock rated "C" is a non-paying issue.

         A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.


         "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

         An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
         An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

         An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                   APPENDIX B

                STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

STOCK INDEX FUTURES CONTRACTS

         To the extent described in the Prospectus and Statement of Additional Information, the Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

         For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if the Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If the Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

         Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into stock index futures contracts. Upon entering into a contract, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

         Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when the Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

         The Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits the Fund to gain rapid exposure to or protect itself from changes in the market. For example, the Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

         The Fund may enter into contracts with respect to any stock index or sub-index. To hedge the Fund's portfolio successfully, however, the Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on Stock Index Futures Contracts

         To the extent described in the Prospectus and Statement of Additional Information the Fund may purchase and sell put and call options on stock index futures contracts which are traded on a recognized exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. The Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund. In connection with the writing of options on stock index futures contracts, the Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

         Purchase of Put Options on Futures Contracts. The Fund will purchase put options on futures contracts if the Fund's investment adviser or sub-adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when the Fund's investment adviser or sub-adviser expects the market to decline, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

         Purchase of Call Options on Futures Contracts. The Fund will purchase call options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. The Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

         Writing Call Options on Futures Contracts. The Fund will write call options on stock index futures contracts if the Fund's investment adviser anticipates a market decline. As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

         Writing Put Options on Futures Contracts. The Fund will write put options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy portfolio securities when the market has stabilized.

         Risks Relating to Options on Stock Index Futures Contracts. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the underlying index.

         The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts as described in the Prospectus and Statement of Additional Information. By writing a call option, the Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Finally, the Fund's purchase or sale of put or call options on stock index futures contracts will be based upon predictions as to anticipated market trends by the Fund's investment adviser or sub-adviser, which could prove to be inaccurate. Even if the expectations of the Fund's investment adviser or sub-adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.



                                     PART B

                          VAM INSTITUTIONAL FUNDS, INC.

           VAM FINANCIAL INSTITUTIONS INTERMEDIATE DURATION PORTFOLIO
                    VAM FINANCIAL INSTITUTIONS CORE PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1997


         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of the Funds dated April 30, 1997. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Funds at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or Toll Free
(800) 553-2143.


                                TABLE OF CONTENTS

                                                                           Page

Investment Policies and Restrictions.....................................   B-2
Directors and Executive Officers.........................................   B-7
The Investment Adviser, Sub-Adviser and Underwriter......................  B-10
Net Asset Value and Public Offering Price................................  B-14
Taxes....................................................................  B-14
Performance Comparisons..................................................  B-15
Redemptions..............................................................  B-17
Additional Information...................................................  B-18

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated April 30, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

          The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The investment objectives, policies and restrictions of VAM Financial Institutions Intermediate Duration Portfolio ("Intermediate Duration Portfolio") and VAM Financial Institutions Core Portfolio ("Core Portfolio") (collectively, the "Funds") are set forth in the Prospectus. Certain additional investment information is set forth below. All capitalized terms not defined herein have the same meanings as set forth in the Prospectus.

         On April 11, 1997, shareholders of each of Voyageur Financial Institutions Intermediate Duration Portfolio and Voyageur Financial Institutions Core Portfolio, each a series of Voyageur Funds, Inc., approved an Agreement and Plan of Reorganization pursuant to which all the assets of Voyageur Financial Institutions Intermediate Duration Portfolio would be acquired by a new fund, VAM Financial Institutions Intermediate Duration Portfolio and all the assets of Voyageur Financial Institutions Core Portfolio would be acquired by a new fund, VAM Financial Institutions Core Portfolio, each a newly formed series of VAM Institutional Funds, Inc. In this Statement of Additional Information, certain performance and financial information is provided for the Funds for periods prior to May 1, 1997. Such information relates to the Voyageur Financial Institutions Intermediate Duration Portfolio and Voyageur Financial Institutions Core Portfolio (the "predecessor VFI Funds"), the predecessors of the Funds prior to the reorganization.

GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES

         As set forth in the Prospectus, the Funds will invest solely in U.S. Treasury bills, notes and bonds and other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements fully secured by U.S. Government Securities. Included in the U.S. Government Securities the Funds may purchase are pass-through securities and collateralized mortgage obligations ("CMOs"). Mortgages backing these securities purchased by the Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. The current issuers and guarantors of mortgage-related securities in which the Funds may invest are the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Association. A description of the mortgage-related securities in which the Funds may invest is contained in the Prospectus. Additional information with respect to these mortgage-related securities is set forth below.

         GNMA PASS-THROUGH SECURITIES. The Government National Mortgage Association ("GNMA") issues mortgage-backed securities ("GNMA Certificates") which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payment.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FHLMC PASS-THROUGH SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble GNMA Certificates in that each PCS represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA PASS-THROUGH SECURITIES. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates" ). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable Rate Mortgage Securities ("ARMS") are mortgage-related securities that, unlike fixed-rate mortgage securities, have periodic adjustments in the coupons on the underlying mortgages. The interest rates on ARMS are reset at periodic intervals (generally one year or less) to an increment over some predetermined interest rate index. There are two main categories of indexes: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile. The investment adviser or sub-adviser of a Fund will seek to diversify Fund investments in ARMS among a variety of indices and reset periods so that such Fund is not at any one time unduly exposed to the risk of interest rate fluctuations. In selecting a type of ARMS for investment, the investment adviser or sub-adviser will also consider the liquidity of the market for such ARMS.

         The underlying adjustable rate mortgages which back ARMS in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential adjustable rate mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization; i.e., an increase in the balance of the mortgage loan.

         ARMS, like other mortgage-related securities, differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS are less effective than longer-term debt securities as a means of "locking-in" long-term interest rates.

         ARMS, while having less risk of price decline during periods of rapidly rising rates than other investments of comparable maturities, will have less potential for capital appreciation due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

HIGH RISK MORTGAGE SECURITIES

         As set forth in the Prospectus, neither Fund will invest any of its assets in mortgage-related securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency" (the "OCC"). After purchase of a non high-risk security, a Fund will determine no less frequently than annually that such security remains outside the high-risk category. In OCC Banking Circular 228 (Rev.) (January 10, 1992), the OCC defined "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:

         1. AVERAGE LIFE TEST. The mortgage derivative product has an expected weighted average life greater than 10.0 years.

         2. AVERAGE LIFE SENSITIVITY TEST. The expected weighted average life of the mortgage derivative product:

                  a. Extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or

                  b. Shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

         3. PRICE SENSITIVITY TEST. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Examples of certain "high-risk mortgage securities" include "IO" and "PO" classes of stripped mortgage- backed securities, inverse floating CMOs and certain zero coupon Treasury securities.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). In entering into repurchase agreements, the Funds will comply with the standards set forth by the OCC with respect to bank investments in repurchase agreements. Accordingly, the Funds will enter into repurchase agreements only with the primary reporting dealers that report to the Federal Reserve Bank of New York or with banks that are among the 100 largest United States commercial banks. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which a Fund's adviser or sub-adviser, as appropriate, will monitor the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreement transactions.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may engage in "reverse repurchase agreements" with banks and securities dealers. At the time a Fund enters into a reverse repurchase agreement, cash or U.S. Government Securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. When a Fund enters into a reverse repurchase agreement, either the securities purchased with the funds obtained from the transaction or the securities collateralizing the transaction will have a maturity date not later than the settlement date for the reverse repurchase transaction.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; a Fund will likewise segregate securities it sells on a forward commitment basis.

TEMPORARY INVESTMENTS

         To the extent set forth in the Prospectus, the Funds may invest in short-term money market securities that are obligations of the U.S. Government and its agencies and instrumentalities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions which, together with the investment objective of such Fund, cannot be changed without approval by holders of a majority of the outstanding voting shares of such Fund. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of such Fund at a meeting where more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund.

         1. Neither Fund will operate in such a manner that it would no longer qualify as a "diversified" management investment company, as defined under
Section 5 of 1940 Act. In connection therewith, neither Fund will, with respect to 75% of its total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities) if, as a result, more than 5% of the Fund's total assets would then be invested in the securities of a single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer, or each Fund will otherwise limit its investments as required in order to qualify as a "diversified" management investment company as defined under Section 5 of the 1940 Act.

         2. Neither Fund will concentrate 25% or more of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements secured thereby.

         3. Neither Fund will make loans, except through the purchase of fixed-income obligations in which such Fund may invest consistent with its investment objective and policies and through repurchase agreements.

         4. Neither Fund will underwrite the securities of other issuers except to the extent that, in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

         5. Neither Fund will borrow money (provided that the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of such Fund's total assets. Neither Fund will purchase portfolio securities while outstanding borrowings (other than fully covered reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. In order to secure any permitted borrowings under this section, each Fund may pledge, mortgage or hypothecate its assets.

         6. Neither Fund will issue any senior securities (as defined in the 1940 Act), except as set forth in investment restriction number 5 above, and except to the extent that purchasing or selling securities on a when-issued or forward commitment basis, or using similar investment strategies may be deemed to constitute issuing a senior security.

         7. Neither Fund will invest in commodities, commodities futures contracts or real estate.

         Each Fund has adopted the following operating (i.e., non-fundamental) investment restrictions which may be changed by the Board of Directors at any time without shareholder approval.

         Neither Fund will:

         1. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.

         2. Purchase illiquid securities.

         3. Purchase or retain securities of any issuer if the officers and directors of the Fund or its investment adviser or any sub-adviser, owning beneficially more than _ or 1% of the securities of such issuer, together own beneficially more than 5% or such issuer's securities.

         4. Invest in warrants.

         5. Invest in interests in oil, gas or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.

         6. Invest in the securities of an investment company, except to the extent permitted by the 1940 Act and except as part of a merger, consolidation or acquisition of assets.

         7. Purchase any securities on margin except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         8. Invest for the purpose of exercising control or management of another issuer.

         9. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         10. Write, purchase or sell puts, calls or combinations thereof.

         Any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

DIVERSIFICATION

         As indicated by the first fundamental investment restriction set forth above, each Fund operates as a "diversified" fund. Each Fund intends to conduct its operations so that it will comply with diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and qualify as a "regulated investment company." In order to qualify as a regulated investment company, each Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer. In addition, the Code requires that not more than 25% in value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

PORTFOLIO TURNOVER

         Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities by a Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. Each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's investment adviser or subadviser. Frequent portfolio trades may result in higher transaction and other costs for a Fund.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The Directors and officers of the Company, their position with the Company and their principal occupations are set forth below. Unless indicated otherwise, all positions have been held at least five years.

                                                       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                POSITION         PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                --------         --------------------------------------
Clarence G. Frame, 78                 Director         Of counsel, Briggs & Morgan law firm.  Mr. Frame
First National Bank Building,                          currently serves on the board of directors of Tosco
W-875                                                  Corporation (an oil refining and marketing company).
332 Minnesota Street                                   Milwaukee Land Company, and Independence One
St. Paul, Minnesota  55101                             Mutual Funds.

Richard F. McNamara, 63               Director         Chief Executive Officer of Activar, Inc., a Minneapolis-
7808 Creekridge Circle #200                            based holding company consisting of seventeen companies
Minneapolis, Minnesota 554239                          in industrial plastics, sheet metal, automotive
                                                       aftermarket, construction supply, electronics and financial services, since 1966.  Mr. McNamara currently serves on
                                                       the board of directors of Rimage (electronics
                                                       manufacturing) and Interbank.

Thomas F. Madison, 60                 Director         President and CEO of MLM Partners, Inc. since January
200 South Fifth Street                                 1993; previously, Vice Chairman--Office of the CEO,
Suite 2100                                             The Minnesota Mutual Life Insurance Company from
Minneapolis, Minnesota 55402                           February to September 1994; President of U.S. WEST
                                                       Communications--Markets from 1988 to 1993.  Mr.
                                                       Madison currently serves on the board of directors of
                                                       Valmont Industries, Inc. (metal manufacturing), Eltrax
                                                       Systems, Inc. (data communications integration),
                                                       Minnegasco, Span Link Communications (software), ACI
                                                       Telecentrics (outbound telemarketing and
                                                       telecommunications) and various civic and educational
                                                       organizations.

James W. Nelson, 55                   Director         Chairman and Chief Executive Officer of Eberhardt
81 South Ninth Street                                  Holding Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                 Director         Special Assistant to the President of the University of
University of Minnesota                                Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                      President        President of the Adviser; Director (since 1993) of the
90 South Seventh Street                                Adviser and the Underwriter; Executive Vice President
Suite 4400                                             (since 1995) of the Underwriter; President of the
Minneapolis, Minnesota 55402                           Underwriter from 1991 to 1995; Management committee
                                                       member of the Adviser from 1991 to 1993.

Jane M. Wyatt, 42                     Executive        Chief Investment Officer and Director of the Adviser
90 South Seventh Street               Vice             since 1993; Director and Executive Vice President of
Suite 4400                            President        the Underwriter since 1993; Executive Vice President
Minneapolis, Minnesota 55402                           and Portfolio Manager of the Adviser from 1992 to 1993.

James C. King, 56                     Vice             Senior Equity Portfolio Manager of the Adviser since
90 South Seventh Street               President        1993; previously, Director of the Adviser and the
Suite 4400                            Underwriter      from 1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge, 40                Vice             Senior Tax Exempt Portfolio Manager of the Adviser
90 South Seventh Street               President        since 1995; previously, portfolio manager for ABT
Suite 4400                                             Mutual Funds, Palm Beach, Florida, from 1989 to
Minneapolis, Minnesota 55402                           1995.

Kenneth R. Larsen, 33                 Treasurer        Treasurer of the Adviser and the Underwriter;
90 South Seventh Street                                previously, Director, Secretary and Treasurer of the
Suite 4400                                             Adviser and the Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 33                   Secretary        Senior Vice President and General Counsel of Dougherty
90 South Seventh Street                                Financial Group, Inc. (since 1995); Senior Vice President
Suite 4400                                             of the Adviser, the Underwriter and Voyageur Companies,
Minneapolis, Minnesota 55402                           Inc. since 1994; previously, Vice President of the Adviser and Voyageur Companies, Inc. from 1994 to 1995;
                                                       associated with the law firm of Skadden, Arps, Slate,
                                                       Meagher & Flom, Chicago, Illinois from 1988 to 1994.

-----------------------------
* Denotes Directors who are interested persons (as that term is defined by the 1940 Act) of the Adviser and the Funds.

         The Company does not compensate its officers. Each director (who is not an employee of the Adviser or Sub-Adviser or any of their affiliates) receives a total annual fee of $26,000 for serving as a director of the Company, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series in the Company based on the relative average net asset value of each series. In addition, each director who is not an employee of Adviser or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings.

         The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended October 31, 1996, as well as the total compensation received by each director from the Company and all other registered investment companies for which the Adviser acted as investment advisor or sub-adviser during the calendar year ended December 31, 1996 (the "Fund Complex").

                                  Aggregate
                                 Compensation              Total Compensation
Director                       from the Company            from Fund Complex *
--------                       ----------------            -------------------
Clarence G. Frame                    $576                        $25,500
Richard F. McNamara                  $576                        $25,500
Thomas F. Madison                    $576                        $25,500
James W. Nelson                      $576                        $25,500
Robert J. Odegard                    $576                        $25,500

* For the year ended December 31, 1996, the Fund Complex consisted of 10 open-end investment companies comprising 33 series or funds and 6 closed-end investment companies.


               THE INVESTMENT ADVISER, SUB-ADVISER AND UNDERWRITER

THE INVESTMENT ADVISER

         Marquette Trust Company ("Marquette") has been retained under an investment advisory agreement (the "Advisory Agreement") with the Company to act as investment adviser to the Funds, subject to the authority of the Board of Directors.

         The Company, on behalf of the Funds, has contracted with Marquette for investment advice, research and management. Pursuant to the Investment Advisory Agreement, Marquette has the sole and exclusive responsibility for the management of each Fund's portfolio and the making and execution of all investment decisions for such Fund subject to the objectives and investment policies and restrictions of the Funds and subject to the supervision of the Company's Board of Directors. However, Marquette is authorized to retain a sub-adviser to assist in furnishing investment advice to the Company. Marquette is responsible for monitoring compliance by such sub-adviser with the investment policies and restrictions of the respective Funds and with such other limitations or directions as the Board of Directors of the Company may from time to time prescribe. The investment adviser furnishes, at its own expense, office facilities, equipment and personnel for servicing the investments of the Funds.

         Each Fund pays a monthly investment advisory and management fee equivalent on an annual basis to .20% of its average daily net assets subject to a performance adjustment of +/- .15%. For the fiscal period from March 27, 1996 (commencement of operations) to October 31, 1996, Intermediate Duration Portfolio and Core Portfolio paid $36,234 and $40,795, respectively, in investment advisory fees. There was no performance adjustment paid during the fiscal period ended October 31, 1996.

         The Investment Advisory Agreement continues from year to year only if approved annually (a) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of each Fund and (b) by vote of a majority of Directors of the Company who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Investment Advisory Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the Company's disinterested directors), unless the 1940 Act requires that any such amendment must be submitted for approval by the shareholders and that all proposed assignments of such agreement are subject to approval by the Company's Board of Directors (unless the 1940 Act otherwise requires shareholder approval thereof).

THE SUB-ADVISER

         Voyageur Asset Management LLC ("VAM LLC") acts as the sub-adviser to the Funds pursuant to a Sub-Advisory Agreement with Marquette. Under the Sub-Advisory Agreement, VAM LLC provides the Funds with investment advice and portfolio management. The Sub-Advisory Agreement requires VAM LLC, among other things, to report to Marquette or the Board of Directors regularly at such times and in such detail as Marquette or the Board of Directors may from time to time request in order to permit Marquette and the Board of Directors to determine the adherence of the Funds to their investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires VAM LLC to provide all office space, personnel and facilities necessary and incident to VAM LLC's performance of its services under the Sub-Advisory Agreement.

         The fees paid by Marquette to VAM LLC as sub-adviser for the fiscal period from March 27, 1996 (commencement of operations of the predecessory Funds) through October 1996, were $18,117 and $20,397, respectively, for Intermediate Duration Portfolio and Core Portfolio. Such fees are payable out of the advisory fees received by Marquette for the same period and are not in addition to such amounts.

THE UNDERWRITER

         Dougherty Dawkins LLC (the "Underwriter") is the principal distributor of each Fund's shares. With regard to the Underwriter, Gerald A. Kraut is the President and a director and Mr. Abood is secretary.

         The Underwriter receives a monthly service fee from each Fund equal, on an annual basis, to .05% of such Fund's average daily basis. For the fiscal period from March 27, 1996 (commencement of operations of the predecessor Funds) to October 31, 1996, Intermediate Duration Portfolio and Core Portfolio paid service fees of $9,058 and $10,119, respectively, to the Underwriter.

ADMINISTRATIVE SERVICES AGREEMENT

         VAM LLC also acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Services Agreement") between VAM LLC and the Company. Pursuant to the Administrative Services Agreement, VAM LLC provides each Fund all dividend disbursing, transfer agency, administrative and accounting services required by such Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of each Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of such Fund's shares or the receipt of redemption requests with respect to such Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon such Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of such Fund to be received by each shareholder of such Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of such Fund as such Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of such Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as such Fund and VAM LLC may from time to time agree upon. Pursuant to the Administrative Services Agreement, VAM LLC also provides such regulatory reporting and compliance related services and tasks for the Company or the Funds as the Company may reasonably request.

         As compensation for these services, each Fund pays VAM LLC a monthly fee equivalent on an annual basis to .10% of each Fund's average daily net assets. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreements, each Fund's net assets equal its total assets minus its total liabilities. Each Fund also reimburses VAM LLC for its out-of-pocket expenses in connection with VAM LLC's provision of services under such Fund's Administrative Services Agreement. For the period from March 27, 1996 (commencement of operations of the predecessor Funds) to October 31, 1996, Intermediate Duration Portfolio and Core Portfolio paid $18,118 and $20,397, respectively, in administrative services fees.

         The Administrative Services Agreement is renewable from year to year if the Company's directors (including a majority of the Company's disinterested directors) approve the continuance of the Agreement. The Company or VAM LLC can terminate the Administrative Services Agreement on 60 days' notice to the other party. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the disinterested directors) and that all proposed assignments of such Agreement are subject to approval by the Company's Board of Directors.

EXPENSES OF THE FUNDS

         Marquette, VAM LLC and the Underwriter reserve the right to voluntarily waive their fees in whole or part and/or to voluntarily absorb certain other of the Fund's expenses. Any such waiver or absorption, however, will be in their sole discretion and may be lifted or reinstated at any time.

         All costs and expenses (other than those specifically referred to as being borne by Marquette, VAM LLC or the Underwriter) incurred in the operation of each Fund are borne by such Fund. These expenses include, among others, fees of the directors who are not employees of the investment adviser or sub-adviser or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Underwriter under its agreement with such Fund), expenses of printing and mailing stock certificates representing shares of such Fund, association membership dues, charges of such Fund's custodian, and bookkeeping, auditing and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         As the Funds' portfolios are composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected with dealers without the payment of brokerage commissions, but rather at net prices which usually include a spread or markup. In effecting such portfolio transactions on behalf of a Fund, such Fund's investment adviser or sub-adviser seeks the most favorable net price consistent with the best execution. However, frequently, such investment adviser or sub-adviser selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the bond market and the desire of the investment adviser or sub-adviser to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both. No brokerage commissions are expected to be paid by the Funds.

         Decisions with respect to placement of a Fund's portfolio transactions are made by such Fund's investment adviser or sub-adviser. The primary consideration in making these decisions is efficiency in the execution of orders and obtaining the most favorable net prices for such Fund. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to the investment adviser or sub-adviser. Such research services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the investment adviser or sub-adviser to supplement its own investment research activities and enables the investment adviser or sub-adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for a Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to an investment adviser or sub-adviser, such investment adviser or sub-adviser receive a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.

         The Funds' investment adviser and sub-adviser have not entered into any formal or informal agreements with any broker-dealers, nor do they maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the investment adviser or sub-adviser, except as noted below. However, the investment adviser and sub-adviser each maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of a Fund's business, in order to encourage certain broker-dealers to provide the investment adviser or sub-adviser with research services which the investment adviser or sub-adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The investment adviser and sub-adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the investment adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the investment adviser's or sub-adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

         The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with the investment adviser or sub-adviser, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, the investment adviser or sub-adviser will authorize the respective Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the investment adviser or sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the investment adviser's or sub-adviser's overall responsibilities with respect to the Funds. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

         In determining the commissions to be paid to a broker-dealer affiliated with the investment adviser or sub-adviser, it is the policy of the Funds that such commissions will, in the judgment of the investment adviser or sub-adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While each Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors of the Funds, particularly those directors who are not interested persons of the Funds.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Company's directors may determine, the investment adviser and sub-adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' securities transactions.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of Fund shares, which is equal to the net asset value per share, is summarized in the Prospectus. The portfolio securities in which the Funds invest fluctuate in value and hence the net asset value per share of each Fund also fluctuates. The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

         The portfolio securities in which each Fund invests fluctuate in value and hence the net asset value per share of each Fund also fluctuates. On October 31, 1996, the net asst value per share for each Fund was calculated as follows. Such information relates to the predecessor VFI Funds.

         INTERMEDIATE DURATION PORTFOLIO

         Net Assets ($30,711,741)       =   Net Asset Value Per Share ($10.02)
         ------------------------------
         Shares Outstanding (3,066,213)

         CORE PORTFOLIO

         Net Assets ($41,034,578)       =   Net Asset Value Per Share ($10.04)
         ------------------------------
         Shares Outstanding (4,089,020)

                                      TAXES

         To qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company, each Fund must, among other things: (a) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid); (b) derive less than 30% of its annual gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the taxable amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund must declare dividends by the end of the calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term gains) for the 12-month period ending on October 31 of such year. For purposes of this requirement, any income with respect to which a Fund has paid corporate income tax is deemed to have been distributed. Each Fund intends to make sufficient distributions each year to avoid the payment of the excise tax.

         When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding. It is expected that dividends paid by the Funds will not be eligible for the 70% deduction for dividends received by corporations because the Funds' income will not consist of dividends paid by U.S. corporations.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                             PERFORMANCE COMPARISONS

         Advertisements and other sales literature for the Funds may refer to "yield," "average annual total return," "cumulative total return" and "current distribution rate." These amounts are calculated as described below. The performance information provided is that of the predecessor VFI Funds.


YIELD

         Yield is computed by dividing the net investment income per share deemed earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)(6) - 1]
                                       ---
                                       cd

         Where:   a  =  dividends and interest earned during the period;
                  b  =  expenses accrued for the period (net of reimbursements);
                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                  d  =  the maximum offering price per share on the last day of the period.

         The 30-day yields as of October 31, 1996 for Intermediate Duration Portfolio and Core Portfolio were 6.46% and 5.84%, respectively.

AVERAGE ANNUAL TOTAL RETURN

         Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)(n) = ERV

         Where:   P    =   a hypothetical initial payment of $1,000;
                  T    =   average annual total return;
                  n    =   number of years; and
                  ERV  =   ending redeemable value at the end of the period of
                           a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The average annual returns for the Funds from inception (March 27, 1996) to October 31, 1996 were 3.65% and 4.25%, respectively, for Intermediate Duration Portfolio and Core Portfolio.

CUMULATIVE TOTAL RETURN

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                CTR = (ERV-P) 100
                                       -----
                                        P

         Where:   CTR   =   Cumulative total return;
                  ERV   =   ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning
                            of such period; and
                  P     =   initial payment of $1,000.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

         The cumulative total returns for the Funds from inception (March 27, 1996) to October 31, 1996 were 3.65% and 4.25%, respectively, for Intermediate Duration Portfolio and Core Portfolio.

DISTRIBUTION RATE

         A Fund's current distribution rate as of a specified date is calculated by determining the amount of distributions that would have been paid over the twelve-month period ending on such date to the holder of one hypothetical Fund share purchased at the beginning of such period, and dividing such amount by the current offering price per share.

         As of October 31, 1996, the Funds did not have twelve months of operations, and thus, no distribution rates were available.

PERFORMANCE COMPARISONS

         Comparative performance information may be used from time to time in advertising each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc. and other entities or organizations which track the performance of investment companies. Each Fund's performance also may be compared to the performance of its Comparison Index, if any, as described in the Prospectus, and to the performance of the following additional unmanaged indices: Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses.

                                   REDEMPTIONS

         Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         A signature guarantee is required if a redemption: (1) exceeds $50,000 (unless it is being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) is to be paid to someone other than the registered shareholder or (3) is to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact the Underwriter for instructions as to what institutions constitute eligible signature guarantors. The Underwriter may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the Underwriter to subject a Fund to an unusual degree of risk.

                             ADDITIONAL INFORMATION

         Information regarding certain record and beneficial ownership as of March 31, 1997, which equals or exceeds 5% of the predecessor Funds is available without charge by calling 800-553-2143.

COUNSEL; INDEPENDENT AUDITORS

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as general counsel for the Funds.

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors.

FINANCIAL STATEMENTS

         The audited financial statements of the Funds for the period ended October 31, 1996, are incorporated herein by reference from the annual report of each Fund as filed with the Securities and Exchange Commission. Please call 800-277-3862 to obtain a copy of the most recent annual report at no charge.

SHAREHOLDER MEETINGS

         The Company is not required under Minnesota law or under the Company's Articles of Incorporation to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota law and the Company's Articles of Incorporation provide for the Board of Directors to convene shareholder meetings when it deems appropriate. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

LIMITATION OF DIRECTOR LIABILITY

         Under Minnesota law, each director of the Company owes certain fiduciary duties to each Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota corporations are authorized to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of directors (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the directors derived an improper personal benefit. The Articles of Incorporation of each of the Funds limits the liability of such Funds' directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

ORGANIZATION AND CAPITALIZATION OF THE FUNDS

         Each Fund has a fiscal year end of October 31.

         As described in the text of the Prospectus following the caption "General Information," shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing directors, except insofar as elections are required under the 1940 Act in the event that (i) less than a majority of the directors have been elected by shareholders, or (ii) if, as a result of a vacancy, less than two-thirds of the directors have been elected by the shareholders, the vacancy will be filled only by a vote of the shareholders.

         The Funds were established in 1997, each as a separate series of VAM Institutional Funds, Inc. (the "Company"), a Minnesota corporation incorporated in January 1985, which currently offers its shares in three series. Effective with the close of business on April 30, 1997, Intermediate Duration Portfolio and Core Portfolio acquired the assets and assumed all liabilities of Voyageur Financial Institutions Intermediate Duration Portfolio and Voyageur Financial Institutions Core Portfolio, respectively, each a series of Voyageur Funds, Inc., in a tax-free exchange by issuing new shares. The Funds had no assets or liabilities prior to the acquisition. All shares of each series are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Company's Board is empowered to issue other series of common stock without shareholder approval.

         Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, all shares of the corporation vote together as one series of such corporation. On an issue affecting only a particular series, the shares of the affected series vote as a separate series. One such example would be a fundamental investment restriction pertaining to only one series. Another example is the voting on the Investment Advisory Agreements.

         The assets received by the corporation for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the corporation or trust. Any general expenses of the corporation not readily identifiable as belonging to a particular series shall be allocated among the series, based upon the relative net assets of the series at the time such expenses were accrued.



                                     PART C
                          VAM INSTITUTIONAL FUNDS, INC.
                  Segall Bryant & Hamill Growth and Income Fund
                         Intermediate Duration Portfolio
                                 Core Portfolio

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements - as filed.

(b)  Exhibits

       1     Amended and Restated Articles of Incorporation (1)
       1.1   Certificate of Designation of Series H, Series I and Series J (2)
       2.1   Bylaws, as amended (1)
       2.2   Amendment to the Bylaws (2)
       3     Not applicable
       4     Not applicable
       5.1   Investment Advisory Agreement for Series H (2)
       5.2   Investment Advisory and Management Agreement for Series I and J (2)
       5.3   Sub-Advisory Agreement for Series H (2)
       5.4   Sub-Investment Advisory Agreement for Series I and J (2)
       6.1   Distribution Agreement (2)
       6.2   Form of Dealer Sales Agreement (1)
       7     Not applicable
       8.1   Custodian Agreement for Series H (3)
       8.2   Custodian Agreement for Series I and Series J (4)
       9.1   Administrative Services Agreement (2)
       10    Opinion and Consent of Dorsey & Whitney P.L.L.P. with respect to
             Series H, I and J (2)
       11    Consent of KPMG Peat Marwick LLP (2)
       12    Not applicable
       14    Not applicable
       15.1  Plan of Distribution for Series H (2)
       15.2  Service Plan for Series I and J (2)
       16    Calculations of Yield - Not yet available
       17    Master Power of Attorney (1)

----------------------
(1) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed August 1, 1995.

(2) Filed herewith.

(3) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement of Voyageur Funds, Inc. (File No. 33-16270) on Form N-1A filed October 31, 1995.

(4) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement of Voyageur Funds, Inc. (File No. 33-16270) on Form N-1A filed March 15, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant

         Voyageur Asset Management LLC serves as investment manager to VAM Institutional Funds, Inc., an open-end investment management company which currently offers its shares in the following three series:

         VAM Institutional Funds, Inc.
                  Segall Bryant & Hamill Growth and Income Fund
                  VAM Financial Institutions Intermediate Duration Portfolio VAM Financial Institutions Core Portfolio

Item 26. Number of Holders of Securities

         The Funds had no shareholders as of April 30, 1997.

Item 27. Indemnification

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

         The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

         In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification has (a) not received indemnification for the same conduct from any other party or organization; (b) acted in good faith; (c) received no improper personal benefit; (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful; (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

         If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under
Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 28. Business and Other Connections of Investment Adviser

         Information on the business of the Adviser is described in the section of the Prospectus, incorporated by reference in this Registration Statement, entitled "Management" and in the section of the Statement of Additional Information entitled "The Investment Adviser, Sub-Adviser, Administrative Services, Expenses and Brokerage" filed as part of this Registration Statement. The name and principal occupations(s) during the past two fiscal years of each director and officer of the Adviser are set forth below. The business address of each is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

NAME AND ADDRESS      POSITION WITH ADVISER      PRINCIPAL OCCUPATION(S)
----------------      ---------------------      -----------------------
John G. Taft          Director and Chairman      See biographical information in Part B of
                      of the Board               the Registration Statement.


Jane M. Wyatt         Director and Chief         See biographical information in Part B of
                      Investment Officer         the Registration Statement.


Edward J. Kohler      Director and President     Director and President of the Adviser since
                                                 1997; Director and President of VAM Group
                                                 Holdings LLC since 1997; Director,
                                                 Chairman of the Board and Executive Vice
                                                 President of Clifton Group LLC since 1997;
                                                 previously, Executive Vice President of the
                                                 Adviser from 1995 to 1997 and Director of
                                                 the Underwriter from 1995 to 1997; and
                                                 President and Director of Piper Capital
                                                 Management Incorporated from 1985 to 1995.

Thomas J. Abood       Secretary                  See biographical information in Part B of
                                                 the Registration Statement.

Steven B. Johansen    Director, Treasurer and    Director, Treasurer and Chief Financial
                      Chief Financial Officer    Officer of the Adviser since 1997; Director,
                                                 Treasurer and Chief Finanical Officer of
                                                 Dougherty Financial Group LLC, DFG
                                                 Holdings LLC, Dougherty Dawkins LLC,
                                                 Dougherty Funding LLC, Itasca Business
                                                 Credit, VAM Group Holdings LLC, Clifton
                                                 Group LLC and Voyaguer Advisory
                                                 Services LLC; previously, Secretary and
                                                 Chief Financial Office of the Underwriter
                                                 since 1990.

         The name and principal occupation(s) during the past two fiscal years of each director and executive officer of Marquette Trust Company, Sub-Adviser to Intermediate Duration Portfolio and Core Portfolio, are set forth below. The business address of each is 13100 Wayzata Boulevard, Suite 100, Minneapolis, Minnesota 55480.

NAME AND ADDRESS       POSITION WITH SUB-ADVISER        PRINCIPAL OCCUPATION(S)
----------------       -------------------------        -----------------------
Albert J. Colianni, Jr.  Director                Chairman and Chief Executive Officer of
                                                 Marquette Bank, N.A. since January 1995;
                                                 Executive Vice President and Chief
                                                 Operating Officer of Marquette
                                                 Bancshares, Inc.  Since January 1993.

Thomas H. Jenkins        Director                President of Marquette Capital Bank since
                                                 June 1993; Senior Vice President of
                                                 Marquette Bancshares,
                                                 Inc. since January 1993.

Robert B. Bean           Senior Vice President   Senior Vice President for Institutional
                                                 Trust Services of Marquette Trust Company since
                                                 January 1, 1995; previously Senior Vice
                                                 President for Institution Trust Services of
                                                 Marquette Bank Rochester from January 1,
                                                 1994 to December 31, 1994.

Craig W. Huntley         President and Chairman  President and Chairman of the Board of
                         of the Board            Marquette Trust Company since April 1,
                                                 1994; previously Senior Vice President,
                                                 Sales and Marketing, Commerce Bank of
                                                 Kansas City from February 1990 to April
                                                 1994.

James R. Bullard         Director                President of Marquette Bank N.A.,
                                                 Hutchinson office, since January 1, 1988 to
                                                 January 1, 1995.

Jai L. Kim               Director                Vice President and Corporate Counsel
a/k/a Jay L. Kim                                 Marquette Bancshares, Inc. since August
                                                 1993.

         The name and principal occupation(s) during the past two fiscal years of each managing director and executive officer of Segall Bryant & Hamill, Sub-Adviser to Segall Bryant & Hamill Growth and Income Fund, are set forth below. The business address of each is 10 South Wacker Drive, Suite 2150, Chicago, Illinois.

NAME AND ADDRESS       POSITION WITH SUB-ADVISER         PRINCIPAL OCCUPATIONS
----------------       -------------------------        -----------------------
Ralph M. Segall        Managing Director         Senior Vice President and Managing Director
                                                 of the Sub-Adviser since October 1994.

C. Alfred Bryant       Managing Director         Vice President and Managing Director
                                                 of the Sub-Adviser since October 1994.

Michael E. Dougherty   Managing Director         Chairman of the Board, President and Chief
                                                 Executive Officer of Dougherty Financial
                                                 Group LLC since 1997; previously Chairman
                                                 of the Adviser and the Underwriter.

John G. Taft           Managing Director         See biographical information in Part B of the
                                                 Registration Statement.


Item 29.  Principal Underwriters

         (a) Dougherty Dawkins LLC, the underwriter of the Registrant's shares, is principal underwriter for the shares of all series of VAM Institutional Funds, Inc.

         (b) The directors of the Underwriter and the positions of these individuals with respect to the Registrant are:

                            POSITIONS AND OFFICES         POSITIONS AND OFFICES
NAME                          WITH UNDERWRITER               WITH REGISTRANT
----                        ---------------------         ---------------------

Gerald A. Kraut             Chairman, President and               None
                            Chief Executive Officer

Ronald C. Hume              Director and Senior Vice              None
                            President

Mark B. Landrevill          Director and Executive                None
                            Vice President

John D. MacDonald           Director and Senior Vice              None
                            President

Steven D. McWhirter         Director and Senior Vice              None
                            President

Steven B. Johansen          Director, Treasurer and               None
                            Chief Financial Officer

Thomas M. Strand            Director and Chief                    None
                            Administrative Officer

Thomas J. Abood             Secretary                             Secretary

The address of each of the executive officers is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

          The custodian for the Growth and Income Fund series of the Registrant is Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479. The custodian for the Intermediate Duration Portfolio and the Core Portfolio series of the Registrant is Marquette Trust Company, 13100 Wayzata Boulevard, Minneapolis, Minnesota. The dividend disbursing, administrative and accounting services agent of Registrant is Voyageur Asset Management LLC. The address of Voyageur Asset Management LLC and the Registrant is 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402.

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrant without charge.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April 1997.


                                     VAM INSTITUTIONAL FUNDS, INC.



                                     By   /s/ John G. Taft
                                          -------------------------------------
                                          John G. Taft, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                              Title                          Date
---------                              -----                          ----


  /s/ John G. Taft               President (Principal             April 28, 1997
-----------------------------    Executive Officer)
John G. Taft


  /s/ Kenneth R. Larsen          Treasurer (Principal Financial   April 28, 1997
-----------------------------    and Accounting Officer)
Kenneth R. Larsen


James W. Nelson*                 Director

Clarence G. Frame*               Director

Robert J. Odegard*               Director

Richard F. McNamara*             Director

Thomas F. Madison*               Director




  /s/ Thomas J. Abood            Attorney-in-Fact                 April 28, 1997
-----------------------------
Thomas J. Abood
(Pursuant to a Power of Attorney dated January 24, 1995)



                                  EXHIBIT INDEX
                                       TO
                             REGISTRATION STATEMENT
                                       OF
                          VAM INSTITUTIONAL FUNDS INC.

Exhibit                                                                 Page No.
-------                                                                 --------

1.1      Certificate of Designation of Series H, I and J
2.2      Amendment to the Bylaws
5.1      Investment Advisory Agreement for Series H
5.2      Investment Advisory and Management Agreement (Series I and J)
5.3      Sub-Advisory Agreement for Series H
5.4      Sub-Investment Advisory Agreement (Series I and J)
6.1      Distribution Agreement
9.1      Administrative Services Agreement
10.1     Opinion and Consent of Dorsey & Whitney LLP
11       Consent of KPMG Peat Marwick LLP
15.1     Plan of Distribution (Series H)
15.2     Service Plan (Series I and J)